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[LORD ABBETT LOGO]

2002
  Annual
    Report

  Lord Abbett
  Series Fund

            Bond-Debenture Portfolio
            Growth & Income Portfolio
            International Portfolio
            Mid-Cap Value Portfolio

For the Year Ended December 31, 2002

(Unaudited)

LORD ABBETT SERIES FUND
ANNUAL REPORT
For the year ended December 31, 2002

DEAR SHAREHOLDERS: We are pleased to provide you with this annual overview of Lord Abbett Series Fund's strategies and performance for the year ended December 31, 2002. On this and the following pages, we discuss the factors that influenced performance.

     Thank you for investing in Lord Abbett Mutual Funds. We value the trust you place in us and look forward to serving your investment needs in the years to come.

BEST REGARDS,

/s/ Robert S. Dow

ROBERT S. DOW
CHAIRMAN

MARKET REVIEW

As the first quarter of 2002 progressed, consumer confidence levels continued to rise and leading economic indicators pointed toward a strengthening economy. Following strong first quarter growth in the economy, the second quarter of 2002 was marked by slower growth, greater market volatility and increased uncertainty. The first quarter growth was heavily influenced by a slower rate of inventory liquidation and strong auto and new home sales. Most of the economic indicators during the second quarter indicated an economy advancing at a healthy pace, however, softer retail and auto sales led to increased market volatility.

     Real gross domestic product (GDP) growth in the second quarter showed a greater slowdown than expected. Overall real GDP advanced in the spring quarter by an annual rate of 1.3%. This slowdown was largely attributed to a greater-than-expected slowdown in consumer and government spending and a widening foreign trade deficit. After gaining strength in the fourth quarter of 2001 and in the first half of 2002, the economy began to slow in June and July and discussion of a double-dip recession began to emerge among investors. Reinforcing these economic worries were downward revisions in GDP for 2001 that revealed three mildly down quarters instead of the one originally reported.

     The fourth quarter began with low expectations as a result of the downward economic revisions experienced during an extremely negative third quarter. But, as the quarter progressed, economic data began to reveal some positive news. Statistics have shown that consumer sentiment has possibly bottomed and continued low levels of interest rates and inflation helped to sustain consumer spending and housing demand throughout the fourth quarter, thereby supporting the economy. This influx of encouraging trends sparked the equity


                                                                               1
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(Unaudited)

markets, as major indices finally experienced sustained gains.

     In contrast, the business sector of the economy appeared to be overly cautious during the fourth quarter and business sentiment lagged consumer resolve. Concerns existed that corporate earnings would not improve as rapidly as anticipated, as economic growth would continue at a slower-than-expected pace. In addition, high oil prices and the threat of international conflict weighed on investor confidence and economic recovery.

     In November, the Federal Reserve Board (the "Fed") surprised the markets with a 50 basis point cut in the fed funds rate--its twelfth cut in two years. As the new year approached, investors seemed more willing to take on risk to achieve higher returns, providing a boost to the corporate bond market, particularly high yield. Corporate bond issuance also increased as companies moved quickly to meet the growing demand. In November, for the first time in nearly a year, commercial and industrial loans outstanding increased, reflecting a greater willingness by banks to lend money to corporations--a signal that the long-awaited improvement in the credit cycle may have begun.


2
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(Unaudited)
LORD ABBETT SERIES FUND--BOND-DEBENTURE PORTFOLIO

Q. HOW DID THE BOND-DEBENTURE PORTFOLIO PERFORM IN THE YEAR ENDED DECEMBER 31, 2002?

A. The Lord Abbett Series Fund-Bond-Debenture Portfolio (the "Fund") returned 7.9%(1) in the year ended December 31, 2002, compared with its benchmark, Credit Suisse First Boston High Yield Index,(2) which returned 3.1% for the same period.

     PLEASE REFER TO PAGE 5 FOR AVERAGE ANNUAL TOTAL RETURNS.

Q. WHAT WERE THE MOST SIGNIFICANT FACTORS AFFECTING PERFORMANCE?

A. In what was a very difficult environment for corporate bonds, the Fund benefited from its diversified positioning in the fixed-income markets, with gains generated in both high-yield and investment grade bonds as well as in mortgage-backed securities (MBS). The Fund focused on the bonds of companies with a history of stable cash flows, strong asset base, sound management and a catalyst for improvement. Cross-over bonds--bonds of formerly investment-grade companies that are currently out of favor--contributed substantially to performance in the second half of the year, as the outlook improved with more positive economic and earnings reports and as the worst of the corporate accounting scandals appeared to be over. In the high-yield sector, bonds of companies in the food, healthcare, consumer products, business services and industrial sectors all contributed to performance.

     Absolute yields remained low in the Treasury market, a sector we avoided for much of the year as the Fed aggressively cut short-term interest rates. We reduced our position early in the first quarter, as yields continued to fall on a relative value basis.

     Detracting from performance for the year was the Fund's overweight in the wireless or cellular phone business, which was caught up, we believe often without merit, in the general angst surrounding the telecommunications industry, a sector in which we were underweight for most of the year. The credit ratings of many of these companies were downgraded over the period. By year-end, however, these below investment-grade credits--particularly in the wireless phone and cable industries--were among the best-performing areas for the Fund as investors searched for higher yield. The Fund's best performers in the convertibles sector included the securities of less-than-investment grade technology and software companies.

     In the second half of the year, the Fund took profits in MBS across the maturity spectrum, trimming particularly some of its high-coupon mortgages from the Fund as declining interest rates increased the risk of prepayments.

     As the year drew to a close, in a strategic move designed to capture the improving value opportunities in the equity markets, we increased the equity sensitivity of the Fund's portfolio, adding the common stock of well-managed


                                                                               3
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(Unaudited)

companies whose valuations have suffered in the three-year bear market. All together, the equity-sensitive portion of the portfolio--consisting of convertible debt and convertible preferred securities and stocks accounted for as much as 25% of the Fund's assets by the end of 2002, up from approximately 14% earlier in the year.

Q. PLEASE DISCUSS THE FUND'S ECONOMIC OUTLOOK AND POSITIONING.

A. Going forward, we expect corporate America to experience some profit improvement, although the pace of progress may be uneven. We also expect U.S. economic growth to be positive but modest with little inflationary risk throughout much of the new year, a favorable environment for high-yield bonds. Of course, there are many factors that could temporarily alter the course of the markets, among them an increase in geopolitical risk. But the combination of monetary and, with the Republican-controlled Congress, additional fiscal stimulus should provide a foundation for improved performance in 2003.

     Given this outlook, we will continue to emphasize the high-yield bond and convertibles securities portion of the Fund's portfolio, where we believe the best total returns can be derived. The high-yield portion will remain the larger sector of the two (55%-60% range), and we will make additions to it judiciously. We believe the equity-sensitive portion of the portfolio, including convertible securities, will benefit from an improved corporate earnings outlook. Our focus there will be on investment-grade, value-oriented securities with good upside potential in an improving market. In all sectors and in all markets, the Fund will focus on the bonds of companies with a history of stable cash flows, strong asset base, sound management and a catalyst for improvement going forward.

(1) Reflects performance at net asset value for Class VC shares, with all distributions reinvested, for the year ended December 31, 2002.

(2) Credit Suisse First Boston High Yield Index is an unmanaged index with no defined investment objective of high yield bonds and is compiled by Credit Suisse First Boston. Indices are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.

IMPORTANT PERFORMANCE AND OTHER INFORMATION
A NOTE ABOUT RISK: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund's Prospectus.

PERFORMANCE: PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF ONGOING MARKET VOLATILITY, FUND PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL FLUCTUATION. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

The Fund is actively managed and therefore, allocations are subject to change. Sectors may include many industries.

MUTUAL FUNDS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY BANKS, AND ARE SUBJECT TO INVESTMENT RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. For more complete information about this or any Lord Abbett Mutual Fund, including risks, charges and ongoing expenses, please call your Investment Professional or Lord Abbett Distributor LLC at 888-522-2388 for a Prospectus. An investor should read the Prospectus carefully before investing.


4
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BOND-DEBENTURE PORTFOLIO (UNAUDITED)

INVESTMENT COMPARISON

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the Lehman Aggregate Bond Index and the Credit Suisse First Boston High Yield Index, assuming reinvestment of all dividends and distributions. The Fund's shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be less. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

           THE FUND (CLASS VC SHARES)      CREDIT SUISSE FIRST           LEHMAN AGGREGATE
           AT NET ASSET VALUE              BOSTON HIGH YIELD INDEX(1)    BOND INDEX(1)
3-Dec-01          $10,000                         $10,000                   $10,000
  Dec-01          $10,030                         $10,006                   $ 9,936
  Jan-02          $10,140                         $10,099                   $10,016
  Feb-02          $10,110                         $10,027                   $10,114
  Mar-02          $10,290                         $10,257                   $ 9,946
  Apr-02          $10,510                         $10,420                   $10,139
  May-02          $10,541                         $10,384                   $10,225
  Jun-02          $10,440                         $10,021                   $10,313
  Jul-02          $10,320                         $ 9,735                   $10,438
  Aug-02          $10,450                         $ 9,861                   $10,614
  Sep-02          $10,341                         $ 9,740                   $10,786
  Oct-02          $10,411                         $ 9,680                   $10,736
  Nov-02          $10,751                         $10,193                   $10,733
  Dec-02          $10,827                         $10,317                   $10,955

                             FISCAL YEAR-END 12/31

                      AVERAGE ANNUAL TOTAL RETURN FOR THE
                        PERIOD ENDING DECEMBER 31, 2002

                              1 YEAR                    LIFE OF FUND
CLASS VC(2)                    7.92%                         7.64%

(1) Performance for each unmanaged index does not reflect any fees or expenses. The performance of the indices, is not necessarily representative of the Fund's performance. Performance for each index begins on November 30, 2001.

(2) The Class VC shares were first offered on December 3, 2001.


                                                                               5
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SCHEDULE OF INVESTMENTS
BOND-DEBENTURE PORTFOLIO DECEMBER 31, 2002

                                                                               PRINCIPAL
                                               INTEREST            MATURITY     AMOUNT
INVESTMENTS                                        RATE                DATE      (000)     VALUE
--------------------------------------------------------------------------------------------------
CONVERTIBLE DEBT 13.89%

AEROSPACE/DEFENSE 0.65%
EDO Corp.                                        5.250%           4/15/2007       $150  $  154,875
                                                                                        ----------

CAPITAL GOODS 1.00%
Danaher Corp.                               zero coupon           1/22/2021        350     236,687
                                                                                        ----------

DIVERSIFIED MEDIA 0.65%
Interpublic Group of Cos., Inc.                  1.870%            6/1/2006        200     153,500
                                                                                        ----------

ENERGY 1.59%
Anadarko Petroleum Corp.                    zero coupon            3/7/2020        350     215,687
Kerr-McGee Corp.                                 5.250%           2/15/2010        150     163,313
                                                                                        ----------
TOTAL                                                                                      379,000
                                                                                        ----------

ENTERTAINMENT 0.99%
Liberty Media Group Class A                      3.250%           3/15/2031        250     235,625
                                                                                        ----------

FOOD 1.18%
Nestle Hldgs, Inc.                               3.000%            5/9/2005        250     279,375
                                                                                        ----------

HEALTHCARE 2.52%
IVAX Corp.                                       5.500%           5/15/2007        200     178,750
Teva Pharmaceutical Industries(a)+               0.375%          11/15/2022        150     158,438
Universal Health Services, Inc.                  0.426%           6/23/2020        410     262,400
                                                                                        ----------
TOTAL                                                                                      599,588
                                                                                        ----------

TECHNOLOGY 5.31%
Bisys Group, Inc.                                4.000%           3/15/2006        300     283,125
First Data Corp.                                 2.000%            3/1/2008        250     282,500
L-3 Comm Hldgs Corp.(b)                          4.400%           9/15/2011        300     337,875
RF Micro Devices, Inc.                           3.750%           8/15/2005        250     217,500
Symantec Corp.                                   3.000%           11/1/2006        100     141,375
                                                                                        ----------
TOTAL                                                                                    1,262,375
                                                                                        ----------
TOTAL CONVERTIBLE DEBT (Cost $3,258,058)                                                 3,301,025
                                                                                        ==========


6                      SEE NOTES TO FINANCIAL STATEMENTS.

BOND-DEBENTURE PORTFOLIO DECEMBER 31, 2002

                                               INTEREST
INVESTMENTS                                        RATE                         SHARES       VALUE
--------------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS 7.62%

AUTOMOTIVE 0.09%
Ford Motor Co. Cap Tr                            6.500%                            500   $   0,425
                                                                                         ---------

BANKING 1.09%
Washington Mutual, Inc.                          5.375%                          5,000     259,375
                                                                                         ---------

BROADCASTERS 1.42%
Sinclair Broadcast Group, Inc.                   6.000%                          8,700     338,334
                                                                                         ---------

ELECTRIC UTILITIES 1.14%
Dominion Resources, Inc.                         9.500%                          5,000     270,950
                                                                                         ---------

HEALTHCARE 0.98%
Anthem, Inc.                                     6.000%                          3,000     233,040
                                                                                         ---------

INSURANCE 0.76%
MetLife Cap Tr                                   8.000%                          2,200     180,906
                                                                                         ---------

PAPER 0.76%
Temple-Inland, Inc.                              7.500%                          4,000     181,560
                                                                                         ---------

RAILROADS 0.87%
Union Pac Cap Tr                                 6.250%                          4,000     206,000
                                                                                         ---------

TECHNOLOGY 0.51%
Electronic Data Systems Corp.                    7.625%                            500      10,955
Raytheon Co.                                     8.250%                          2,000     109,200
                                                                                         ---------
TOTAL                                                                                      120,155
                                                                                         ---------
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $1,827,490)                                     1,810,745
                                                                                         =========
HIGH YIELD CORPORATE DEBT 66.39%

                                                                             PRINCIPAL
                                                                   MATURITY     AMOUNT
                                                                       DATE      (000)
                                                                  ---------  ---------
AEROSPACE/DEFENSE 0.90%
Raytheon Co.                                     6.300%           3/15/2005       $200     213,499
                                                                                         ---------

AUTOMOTIVE 3.74%
Arvin Meritor, Inc.                              8.750%            3/1/2012        100     105,714


                       SEE NOTES TO FINANCIAL STATEMENTS.                      7

BOND-DEBENTURE PORTFOLIO DECEMBER 31, 2002

                                                                             PRINCIPAL
                                               INTEREST            MATURITY     AMOUNT
INVESTMENTS                                        RATE                DATE      (000)       VALUE
--------------------------------------------------------------------------------------------------
Cummins, Inc.+                                   9.500%           12/1/2010       $ 25    $ 26,750
Dana Corp.                                      10.125%           3/15/2010        120     122,100
Delco Remy Int'l., Inc.                         11.000%            5/1/2009         25      13,000
Dura Operating Corp.                             9.000%            5/1/2009        150     137,250
Ford Motor Credit Corp.                          7.250%          10/25/2011        300     291,968
Goodyear Tire & Rubber Co.                       7.857%           8/15/2011         50      37,497
Oshkosh Truck Corp.                              8.750%            3/1/2008        150     155,062
                                                                                          --------
TOTAL                                                                                      889,341
                                                                                          --------

BROADCASTERS 4.20%
Allbritton Comm Co.                              7.750%          12/15/2012        400     402,500
Allbritton Comm Co.+                             9.750%          11/30/2007        200     208,000
Chancellor Radio Bcst, Inc.                      8.000%           11/1/2008         50      54,813
Entercom Radio / Cap                             7.625%            3/1/2014         25      26,375
Sinclair Bcst Grp, Inc.                          8.750%          12/15/2011        200     216,250
TV Azteca, S.A. de C.V.(a)                      10.500%           2/15/2007        100      90,625
                                                                                          --------
TOTAL                                                                                      998,563
                                                                                          --------

BUILDING MATERIALS 0.90%
American Standard Cos., Inc.                     8.250%            6/1/2009         75      81,000
American Standard Cos., Inc.                     7.625%           2/15/2010         75      79,875
Euramax Int'l. plc(a)                           11.250%           10/1/2006         50      51,875
                                                                                          --------
TOTAL                                                                                      212,750
                                                                                          --------

CABLE TV 3.42%
Comcast Corp.                                   10.625%           7/15/2012        100     111,629
CSC Holdings, Inc.                               8.125%           8/15/2009        150     144,937
Echostar DBS Corp.                               9.125%           1/15/2009        200     211,500
Insight Comm Co., Inc.**                   0.00%/12.25%    2/15/2006 & 2011         50      27,813
Mediacom LLC/Cap                                 8.500%           4/15/2008        350     316,750
                                                                                          --------
TOTAL                                                                                      812,629
                                                                                          --------

CAPITAL GOODS 0.65%
Case Corp.                                       7.250%            8/1/2005        150     127,586
National Waterworks, Inc.+                      10.500%           12/1/2012         25      26,219
                                                                                          --------
TOTAL                                                                                      153,805
                                                                                          --------

CHEMICALS 3.59%
Airgas, Inc.                                     7.750%           9/15/2006         50      51,941


8                      SEE NOTES TO FINANCIAL STATEMENTS.

BOND-DEBENTURE PORTFOLIO DECEMBER 31, 2002


                                                                             PRINCIPAL
                                               INTEREST            MATURITY     AMOUNT
INVESTMENTS                                        RATE                DATE      (000)       VALUE
--------------------------------------------------------------------------------------------------
Airgas, Inc.                                     9.125%           10/1/2011      $ 100    $108,500
Ferro Corp.                                      9.125%            1/1/2009         25      26,419
FMC Corp.+                                      10.250%           11/1/2009         90      97,650
Huntsman ICI Chem LLC                           10.125%            7/1/2009        250     208,750
Lyondell Chemical Co.                            9.625%            5/1/2007        200     193,000
Methanex Corp.(a)                                8.750%           8/15/2012        100     106,500
OM Group, Inc.                                   9.250%          12/15/2011         75      40,875
Solutia, Inc.                                    6.720%          10/15/2037         25      18,906
                                                                                          --------
TOTAL                                                                                      852,541
                                                                                          --------

CONGLOMERATES 0.50%
Perkinelmer, Inc.+                               8.875%           1/15/2013        120     118,800
                                                                                          --------

CONSUMER PRODUCTS 1.55%
Int'l. Flavors & Frag, Inc.                      6.450%           5/15/2006        100     108,099
Johnson Diversity, Inc.+                         9.625%           5/15/2012        200     211,500
Sealy Mattress Co.                               9.875%          12/15/2007         50      48,250
                                                                                          --------
TOTAL                                                                                      367,849
                                                                                          --------

CONTAINERS 4.15%
BWAY Corp.+                                     10.000%          10/15/2010        250     260,625
Graphic Packaging Corp.                          8.625%           2/15/2012        100     105,750
Jefferson Smurfit Corp.+                         8.250%           10/1/2012        250     256,250
Owens-Brockway Glass Co.                         8.875%           2/15/2009        200     207,000
Plastipak Holdings, Inc.+                       10.750%            9/1/2011        100     105,625
Stone Container Corp.                            8.375%            7/1/2012         50      51,500
                                                                                          --------
TOTAL                                                                                      986,750
                                                                                          --------

DIVERSIFIED FINANCIAL SERVICES 0.21%
GATX Financial Corp.                             8.875%            6/1/2009         25      23,518
Ventas Realty LP Cap Corp.                       8.750%            5/1/2009         25      26,000
                                                                                          --------
TOTAL                                                                                       49,518
                                                                                          --------

DIVERSIFIED MEDIA 1.52%
AOL Time Warner, Inc.                            6.125%           4/15/2006        200     206,677
Block Comm, Inc.                                 9.250%           4/15/2009        150     155,625
                                                                                          --------
TOTAL                                                                                      362,302
                                                                                          --------


                       SEE NOTES TO FINANCIAL STATEMENTS.                      9

BOND-DEBENTURE PORTFOLIO DECEMBER 31, 2002

                                                                             PRINCIPAL
                                               INTEREST            MATURITY     AMOUNT
INVESTMENTS                                        RATE                DATE      (000)       VALUE
--------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES 0.58%
TXU Corp.                                        6.375%           6/15/2006       $150 $   137,374
                                                                                       -----------

ENERGY 2.52%

Chesapeake Energy Corp.                          8.375%           11/1/2008        100     104,000
Dresser, Inc.                                    9.375%           4/15/2011        200     202,000
Forest Oil Corp.                                 7.750%            5/1/2014         25      25,625
Forest Oil Corp.                                 8.000%           6/15/2008         25      26,500
Magnum Hunter Resources Corp.                    9.600%           3/15/2012        200     213,500
Stone Energy Corp.                               8.250%          12/15/2011         25      26,125
                                                                                       -----------
TOTAL                                                                                      597,750
                                                                                       -----------

FOOD 1.62%
American Seafood Group LLC                      10.125%           4/15/2010         25      25,625
B&G Foods, Inc.                                  9.625%            8/1/2007         50      51,688
Corn Products Int'l., Inc.                       8.450%           8/15/2009         50      50,852
Dean Foods Co.                                   8.150%            8/1/2007         50      52,685
Del Monte Corp.+                                 8.625%          12/15/2012        200     205,000
                                                                                       -----------
TOTAL                                                                                      385,850
                                                                                       -----------

GAMING 7.38%
Aztar Corp.                                      8.875%           5/15/2007        300     307,500
Aztar Corp.                                      9.000%           8/15/2011         25      25,750
Boyd Gaming Corp.                                8.750%           4/15/2012        200     209,000
Chumash Casino & Resort+                         9.000%           7/15/2010         50      53,250
Isle of Capri Casinos                            9.000%           3/15/2012        200     209,000
Mandalay Resorts Group                           9.375%           2/15/2010        200     216,000
Mohegan Tribal Gaming                            8.750%            1/1/2009        250     263,750
Park Place Entertainment Corp.                   7.500%            9/1/2009        120     123,606
Turning Stone Casino Resort+                     9.125%          12/15/2010        235     241,463
Venetian Casino Resort LLC+                     11.000%           6/15/2010        100     105,000
                                                                                       -----------
TOTAL                                                                                    1,754,319
                                                                                       -----------

HEALTHCARE 5.55%
Advance PCS                                      8.500%            4/1/2008        200     209,000
Biovail Corp.(a)                                 7.875%            4/1/2010        250     251,250
Coventry Health Care, Inc.                       8.125%           2/15/2012         25      26,125
Extendicare Health Svcs, Inc.+                   9.500%            7/1/2010        250     243,750
Hanger Orthopedic Group, Inc.                   10.375%           2/15/2009         50      52,000


10                     SEE NOTES TO FINANCIAL STATEMENTS.

BOND-DEBENTURE PORTFOLIO DECEMBER 31, 2002

                                                                             PRINCIPAL
                                               INTEREST            MATURITY     AMOUNT
INVESTMENTS                                        RATE                DATE      (000)       VALUE
--------------------------------------------------------------------------------------------------
Healthsouth Corp.                                7.625%            6/1/2012       $ 50  $   41,500
Healthsouth Corp.                               10.750%           10/1/2008        100      85,000
PacifiCare Health System, Inc.                  10.750%            6/1/2009        215     231,125
RoTech Healthcare, Inc.+                         9.500%            4/1/2012        150     150,938
Triad Hospitals, Inc.                            8.750%            5/1/2009         25      26,906
                                                                                        ----------
TOTAL                                                                                    1,317,594
                                                                                        ----------

HOMEBUILDERS 1.95%
Beazer Homes USA, Inc.                           8.375%           4/15/2012        150     155,250
Lennar Corp.                                     7.625%            3/1/2009        150     155,250
Schuler Homes, Inc.                              9.375%           7/15/2009        150     153,750
                                                                                        ----------
TOTAL                                                                                      464,250
                                                                                        ----------

HOTELS 2.16%
FelCor Lodging LP                                9.500%           9/15/2008        100     102,500
Hilton Hotels Corp.                              8.250%           2/15/2011        150     157,140
Host Marriott LP                                 9.250%           10/1/2007        250     253,750
                                                                                        ----------
TOTAL                                                                                      513,390
                                                                                        ----------

LEISURE 0.61%
Six Flags, Inc.                                  9.500%            2/1/2009        150     145,500
                                                                                        ----------

MINERALS/METALS 0.52%
Century Aluminum Co.                            11.750%           4/15/2008        100      97,500
Trimas Corp.+                                    9.875%           6/15/2012         25      24,875
                                                                                        ----------
TOTAL                                                                                      122,375
                                                                                        ----------

PAPER 4.43%
Abitibi-Consolidated, Inc.(a)                    8.550%            8/1/2010        200     222,350
Buckeye Technologies, Inc.                       8.000%          10/15/2010        200     162,500
Georgia-Pacific Corp.                            8.250%            3/1/2023         25      20,375
Georgia-Pacific Corp.                            9.500%           12/1/2011        100      98,500
Longview Fibre Co.                              10.000%           1/15/2009        150     158,250
MDP Acquisitions plc(a)+                         9.625%           10/1/2012         75      78,375
Tembec Industries, Inc.(a)                       7.750%           3/15/2012        100      97,500
Weyerhaeuser Co.                                 6.125%           3/15/2007        200     214,316
                                                                                        ----------
TOTAL                                                                                    1,052,166
                                                                                        ----------


                       SEE NOTES TO FINANCIAL STATEMENTS.                     11

BOND-DEBENTURE PORTFOLIO DECEMBER 31, 2002

                                                                             PRINCIPAL
                                               INTEREST            MATURITY     AMOUNT
INVESTMENTS                                        RATE                DATE      (000)       VALUE
--------------------------------------------------------------------------------------------------
POLLUTION CONTROL 1.36%
Allied Waste N America, Inc.                     7.875%            1/1/2009       $ 25    $ 24,750
Allied Waste N America, Inc.                    10.000%            8/1/2009        300     299,250
                                                                                          --------
TOTAL                                                                                      324,000
                                                                                          --------

PUBLISHING/PRINTING 0.34%
RH Donnelley Fin Corp.                           8.875%          12/15/2010         75      80,625
                                                                                          --------

SERVICES 0.87%
Iron Mountain, Inc.                              8.750%           9/30/2009        200     207,250
                                                                                          --------

STEEL/METALS 0.82%
AK Steel Corp.+                                  7.750%           6/15/2012         50      50,625
Armco, Inc.                                      9.000%           9/15/2007         90      92,250
Oregon Steel Mills, Inc.+                       10.000%           7/15/2009         50      51,000
                                                                                          --------
TOTAL                                                                                      193,875
                                                                                          --------

SUPERMARKETS 1.36%
Great Atl & Pac Tea Co., Inc.                    7.750%           4/15/2007         35      25,375
Ingles Markets, Inc.                             8.875%           12/1/2011         50      46,500
Roundy's, Inc.+                                  8.875%           6/15/2012        100      98,500
Stater Brothers Holdings, Inc.                  10.750%           8/15/2006        150     153,000
                                                                                          --------
TOTAL                                                                                      323,375
                                                                                          --------

SUPER RETAIL 2.25%
Dillards, Inc.                                   6.300%           2/15/2008        200     187,000
J.C. Penney Co., Inc.                            6.875%          10/15/2015        100      85,500
Saks, Inc.                                       9.875%           10/1/2011        250     262,500
                                                                                          --------
TOTAL                                                                                      535,000
                                                                                          --------

TECHNOLOGY 3.35%
Fisher Scientific Int'l., Inc.                   9.000%            2/1/2008        150     157,125
L-3 Comm Hldgs Corp.                             7.625%           6/15/2012        150     155,250
Sanmina Corp.+                                  10.375%           1/15/2010        200     203,000
Seagate Tech Hldgs, Inc.+                        8.000%           5/15/2009         75      78,000
Unisys Corp.                                     8.125%            6/1/2006        100     104,750
Xerox Corp.                                      5.500%          11/15/2003        100      98,000
                                                                                          --------
TOTAL                                                                                      796,125
                                                                                          --------


12                     SEE NOTES TO FINANCIAL STATEMENTS.

BOND-DEBENTURE PORTFOLIO DECEMBER 31, 2002

                                                                             PRINCIPAL
                                               INTEREST            MATURITY     AMOUNT
INVESTMENTS                                        RATE                DATE      (000)       VALUE
--------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS 2.45%
Nextel Comm, Inc.                                9.500%            2/1/2011       $100 $    90,500
Nextel Comm, Inc.                               12.000%           11/1/2008        150     148,500
Rogers Wireless, Inc.(a)                         9.625%            5/1/2011        100      95,000
Rural Cellular Corp.                             9.750%           1/15/2010         25      15,125
TeleCorp PCS, Inc.                              10.625%           7/15/2010        100     108,000
Triton PCS, Inc.**                         0.00%/11.00%     5/1/2003 & 2008        150     125,625
                                                                                       -----------
TOTAL                                                                                      582,750
                                                                                       -----------

TEXTILES 0.94%
Interface, Inc.                                  9.500%          11/15/2005        100      90,500
Levi Strauss & Co.                              11.625%           1/15/2008         60      58,950
Levi Strauss & Co.+                             12.250%          12/15/2012         75      73,875
                                                                                       -----------
TOTAL                                                                                      223,325
                                                                                       -----------
TOTAL HIGH YIELD CORPORATE DEBT (Cost $15,458,648)                                      15,775,240
                                                                                       ===========

U.S. GOVERNMENT AGENCY 7.53%

COLLATERALIZED MORTGAGE OBLIGATION 3.47%
Federal Home Loan Mortgage Corp.                 5.500%           7/15/2006        750     825,150
                                                                                       -----------

GOVERNMENT AGENCY BOND 4.06%
Federal National Mortgage Assoc.                 6.000%            5/1/2032        931     963,850
                                                                                       -----------
TOTAL U.S. GOVERNMENT AGENCY (Cost $1,763,672)                                           1,789,000
                                                                                       ===========

SHORT-TERM INVESTMENT 2.77%

REPURCHASE AGREEMENT 2.77%
Repurchase Agreement dated 12/31/2002 from
State Street Bank & Trust Co. collateralized by
$645,000 of Federal Home Loan Bank 3.625%
due 9/30/2004; value $672,047; proceeds
$658,591
TOTAL SHORT TERM INVESTMENT (Cost $658,549)      1.150%            1/2/2003        659     658,549
                                                                                       ===========
TOTAL INVESTMENTS 98.20% (Cost $22,966,417)                                            $23,334,559
                                                                                       ===========

     +    Restricted security under Rule 144A.

     (a)  Foreign security denominated in U.S. dollars.

     (b)  Variable rate security.

     ** Deferred-interest debentures pay no interest for a stipulated number of years, after which they pay a predetermined interest rate.


                       SEE NOTES TO FINANCIAL STATEMENTS                      13

(Unaudited)

LORD ABBETT SERIES FUND-GROWTH & INCOME PORTFOLIO

Q. HOW DID LORD ABBETT SERIES FUND-GROWTH & INCOME PORTFOLIO (THE "FUND") PERFORM OVER THE YEAR ENDED DECEMBER 31, 2002?

A. The Fund returned -18.0%(1) for the year ended December 31, 2002, compared with its benchmark, the S&P 500(R)/Barra Value Index,(2) which returned -20.9%. PLEASE REFER TO PAGE 16 FOR AVERAGE ANNUAL TOTAL RETURNS.

Q. WHAT FACTORS MOST SIGNIFICANTLY AFFECTED PERFORMANCE?

A. During the year, the Fund benefited from strong stock selection in the consumer discretionary sector. In particular, retail stocks gained from positive earnings announcements, and select media companies rebounded, as the industry has begun to predict a cyclical revival in advertising sales. Several holdings in the industrial sector added significant relative value, as reported quarterly earnings were in line or exceeded analysts' expectations. Several of the Fund's holdings benefited from positive earnings announcements from successful cost-cutting initiatives.

     Select healthcare companies hurt the Fund's performance resulting from concerns over future drug sales and impending drug patent expirations, as well as competition from generic drug companies. A large underweight in the financial sector, combined with disappointing stock performance, also detracted from relative performance. During a period in which fraudulent business practices have been revealed, some of the Fund's financial holdings have suffered after becoming subject to investigations.

Q. PLEASE DISCUSS THE FUND'S ECONOMIC OUTLOOK AND POSITIONING.

A. While the end of 2002 has brought another down year in the equity market, we believe the groundwork is laid for a positive 2003. We expect the corporate profit cycle, which showed momentum in the latter part of 2002, to continue to increase, and we expect strong consumer spending to support the economic recovery. Subsequently, we will continue to maintain a cyclical bias in the Fund's portfolio--focusing on retail, transportation and basic material stocks. Going forward, we will remain steadfast to the disciplined investment process and philosophy that has guided our firm for over seventy years and, we feel, despite market volatility, we can continue to offer attractive investment opportunities for our clients.

(Unaudited)

(1) Reflects performance at the net asset value of Class VC shares, with all distributions reinvested, for the year ended December 31, 2002.

(2) The S&P 500(R)/Barra Value Index is constructed by dividing the stocks in an index according to a single attribute: price-to-book ratios. The unmanaged index contains companies with lower price-to-book ratios, does not reflect the deduction of fees or expenses, and are not available for direct investment.

IMPORTANT PERFORMANCE AND OTHER INFORMATION
A NOTE ABOUT RISK: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund's Prospectus.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF ONGOING MARKET VOLATILITY, FUND PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL FLUCTUATION. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

The Fund is actively managed and therefore, allocations are subject to change. Sectors may include many industries.

MUTUAL FUNDS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY BANKS, AND ARE SUBJECT TO INVESTMENT RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. For more complete information about this or any Lord Abbett Mutual Fund, including risks, charges and ongoing expenses, please call your Investment Professional or Lord Abbett Distributor LLC at 888-522-2388 for a Prospectus. An investor should read the Prospectus carefully before investing.

GROWTH & INCOME PORTFOLIO (UNAUDITED)

INVESTMENT COMPARISON

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the S&P 500(R) Index and the S&P500(R)/Barra Value Index, assuming reinvestment of all dividends and distributions. The Fund`s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be less. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                     THE FUND (CLASS VC SHARES)                              S&P 500(R)/BARRA
                     AT NET ASSET VALUE            S&P 500(R) INDEX(1)       VALUE INDEX(1)
 31-Dec-92                  $10,000                      $10,000                 $10,000
    Dec-93                  $11,482                      $11,006                 $11,859
    Dec-94                  $11,801                      $11,150                 $11,784
    Dec-95                  $15,320                      $15,335                 $16,144
    Dec-96                  $18,289                      $18,854                 $19,695
    Dec-97                  $22,801                      $25,142                 $25,599
    Dec-98                  $25,740                      $32,333                 $29,354
    Dec-99                  $30,049                      $39,132                 $33,088
    Dec-00                  $34,791                      $35,571                 $35,100
    Dec-01                  $32,453                      $31,345                 $30,990
    Dec-02                  $26,602                      $24,421                 $24,529

                             FISCAL YEAR-END 12/31

                      AVERAGE ANNUAL TOTAL RETURN FOR THE

                        PERIOD ENDING DECEMBER 31, 2002

                 1 YEAR               5 YEARS         10 YEARS
CLASS VC        -18.03%                3.13%           10.28%

(1) Performance for each unmanaged index does not reflect any fees or expenses, transaction costs or management fees. The performance of the indices, is not necessarily representative of the Fund`s Performance.

SCHEDULE OF INVESTMENTS
GROWTH & INCOME PORTFOLIO DECEMBER 31, 2002

                                                                              VALUE
INVESTMENTS                                        SHARES                     (000)
-----------------------------------------------------------------------------------
COMMON STOCKS 96.66%

AEROSPACE & DEFENSE 0.83%
United Technologies Corp.                          34,800                   $ 2,156
                                                                            -------

AIRLINES 2.16%

AMR Corp.*                                        273,600                     1,806
Delta Air Lines, Inc.                              93,200                     1,128
Southwest Airlines Co.                            192,600                     2,677
                                                                            -------
TOTAL                                                                         5,611
                                                                            -------

BANKS 9.64%
Bank of New York Co., Inc.                         97,400                     2,334
Bank One Corp.                                     81,100                     2,964
FleetBoston Financial Corp.                       116,300                     2,826
Mellon Financial Corp.                            222,500                     5,809
U.S. Bancorp.                                      41,000                       870
Wachovia Corp.                                    141,200                     5,145
Wells Fargo & Co.                                 108,100                     5,068
                                                                            -------
TOTAL                                                                        25,016
                                                                            -------

BEVERAGES 1.62%
Diageo plc ADR                                     19,200                       841
PepsiCo, Inc.                                      79,600                     3,361
                                                                            -------
TOTAL                                                                         4,202
                                                                            -------

CHEMICALS 4.49%
E.I. du Pont de
Nemours & Co.                                      78,800                     3,341
Monsanto Co.                                       72,889                     1,403
Potash Corp.
of Saskatchewan, Inc. ADR                          15,400                       979
Praxair, Inc.                                      68,400                     3,951
Rohm & Haas Co.                                    61,000                     1,981
                                                                            -------
TOTAL                                                                        11,655
                                                                            -------

COMMERCIAL SERVICES
& SUPPLIES 1.04%
Waste Management, Inc.                            117,600                     2,695
                                                                            -------

COMMUNICATIONS EQUIPMENT 1.38%
Motorola, Inc.                                    415,200                   $ 3,591
                                                                            -------

COMPUTERS & PERIPHERALS 2.99%
Apple Computer, Inc.*                             369,000                     5,288
EMC Corp.*                                        404,800                     2,485
                                                                            -------
TOTAL                                                                         7,773
                                                                            -------

DIVERSIFIED FINANCIALS 6.85%
Citigroup, Inc.                                   201,600                     7,095
J.P. Morgan Chase & Co.                           154,100                     3,698
MBNA Corp.                                         98,800                     1,879
Merrill Lynch & Co., Inc.                         100,500                     3,814
The Goldman Sachs
Group, Inc.                                        18,900                     1,287
                                                                            -------
TOTAL                                                                        17,773
                                                                            -------

DIVERSIFIED TELECOMMUNICATION
SERVICES 3.27%
BellSouth Corp.                                    66,300                     1,715
SBC Communications, Inc.                           61,600                     1,670
Verizon Communications,
Inc.                                              132,000                     5,115
                                                                            -------
TOTAL                                                                         8,500
                                                                            -------

ELECTRICAL EQUIPMENT 0.44%
Emerson Electric Co.                               22,400                     1,139
                                                                            -------

Electric Utilities 3.17%
Dominion Resources, Inc.                           46,200                     2,536
Progress Energy, Inc.                              96,500                     4,183
Public Service Enterprise
Group, Inc.                                        47,000                     1,509
                                                                            -------
TOTAL                                                                         8,228
                                                                            -------

ELECTRONIC EQUIPMENT
& INSTRUMENTS 0.60%
Agilent Technologies, Inc.*                        87,000                     1,563
                                                                            -------


                       SEE NOTES TO FINANCIAL STATEMENTS.                     17

GROWTH & INCOME PORTFOLIO DECEMBER 31, 2002

                                                                              VALUE
INVESTMENTS                                        SHARES                     (000)
------------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES 3.10%
Baker Hughes, Inc.                                127,500                   $ 4,104
Schlumberger Ltd.                                  93,900                     3,952
                                                                            -------
TOTAL                                                                         8,056
                                                                            -------

FOOD & DRUG RETAILING 0.23%
Safeway, Inc.*                                     26,100                       610
                                                                            -------

FOOD PRODUCTS 1.45%
Archer-Daniels-Midland Co.                        125,420                     1,555
Kellogg Co.                                        64,300                     2,204
                                                                            -------
TOTAL                                                                         3,759
                                                                            -------

HEALTHCARE EQUIPMENT
& SUPPLIES 0.12%
Baxter Int'l., Inc.                                11,200                       314
                                                                            -------

HEALTHCARE PROVIDERS
& SERVICES 0.30%
McKesson Corp.                                     28,500                       770
                                                                            -------

HOTELS, RESTAURANTS & LEISURE 0.70%
Carnival Corp.                                     73,200                     1,826
                                                                            -------

HOUSEHOLD DURABLES 0.52%
Newell Rubbermaid, Inc.                            44,800                     1,359
                                                                            -------

INDUSTRIAL CONGLOMERATES 0.91%
3M Co.                                             19,200                     2,367
                                                                            -------

INSURANCE 2.99%
ACE Ltd.                                           31,800                       933
American Int'l. Group, Inc.                       101,507                     5,872
Travelers Property
Casualty Corp. Class A                             64,765                       949
                                                                            -------
TOTAL                                                                         7,754
                                                                            -------

MACHINERY 6.71%
Caterpillar, Inc.                                  41,900                     1,916
Deere & Co.                                       161,800                     7,419
Dover Corp.                                        60,600                   $ 1,767
Eaton Corp.                                         3,800                       297
Illinois Tool Works, Inc.                          57,200                     3,710
Parker-Hannifin Corp.                              50,500                     2,330
                                                                            -------
TOTAL                                                                        17,439
                                                                            -------

MEDIA 8.48%
Clear Channel
Communications, Inc.*                              85,800                     3,199
Comcast Corp.-Special
Class A*                                          127,200                     2,873
Gannett Co., Inc.                                  35,500                     2,549
The Walt Disney Co.                               353,700                     5,770
Tribune Co.                                        92,600                     4,210
Viacom, Inc. Class B*                              83,500                     3,403
                                                                            -------
TOTAL                                                                        22,004
                                                                            -------

METALS & MINING 2.98%
Alcoa, Inc.                                       221,800                     5,053
Newmont Mining Corp.                               82,600                     2,398
United States Steel Corp.                          22,600                       297
                                                                            -------
TOTAL                                                                         7,748
                                                                            -------

MULTI-LINE RETAIL 2.38%
Big Lots, Inc.*                                    17,100                       226
Target Corp.                                      198,300                     5,949
                                                                            -------
TOTAL                                                                         6,175
                                                                            -------

MULTI-UTILITIES & UNREGULATED
POWER 0.42%
Duke Energy Corp.                                  55,800                     1,090
                                                                            -------

OFFICE ELECTRONICS 2.04%
Xerox Corp.*                                      658,400                     5,300
                                                                            -------

OIL & GAS 4.66%
Exxon Mobil Corp.                                 316,000                    11,041
Total Fina Elf S.A. ADR                            14,700                     1,051
                                                                            -------
TOTAL                                                                        12,092
                                                                            -------


18                     SEE NOTES TO FINANCIAL STATEMENTS.

GROWTH & INCOME PORTFOLIO DECEMBER 31, 2002


                                                                              VALUE
INVESTMENTS                                        SHARES                     (000)
-----------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS 2.90%
Bowater, Inc.                                      58,900                  $  2,471
International Paper Co.                           144,500                     5,053
                                                                           --------
TOTAL                                                                         7,524
                                                                           --------

PERSONAL PRODUCTS 2.07%
Gillette Co.                                      129,100                     3,919
The Estee Lauder Cos., Inc.                        55,200                     1,457
                                                                           --------
TOTAL                                                                         5,376
                                                                           --------

PHARMACEUTICALS 4.62%
Abbott Laboratories                                15,100                       604
Bristol-Myers Squibb Co.                           67,100                     1,553
Merck & Co., Inc.                                  25,400                     1,438
Pharmacia Corp.                                    16,400                       686
Schering-Plough Corp.                             219,700                     4,877
Wyeth                                              76,000                     2,842
                                                                           --------
TOTAL                                                                        12,000
                                                                           --------

ROAD & RAIL 2.23%
CSX Corp.                                         109,500                     3,100
Union Pacific Corp.                                45,100                     2,700
                                                                           --------
TOTAL                                                                         5,800
                                                                           --------

SEMICONDUCTOR EQUIPMENT
& PRODUCTS 1.26%
Teradyne, Inc.*                                   156,200                     2,032
Texas Instruments, Inc.                            83,000                     1,246
                                                                           --------
TOTAL                                                                         3,278
                                                                           --------

SOFTWARE 1.88%
Adobe Systems, Inc.                                36,600                       912
BMC Software, Inc.*                                64,800                     1,109
Compuware Corp.*                                   77,300                       371
PeopleSoft, Inc.*                                 136,800                     2,503
                                                                           --------
TOTAL                                                                         4,895
                                                                           --------

SPECIALTY RETAIL 3.64%
Limited Brands                                    255,000                  $  3,552
RadioShack Corp.                                   23,100                       433
Staples, Inc.*                                    166,600                     3,049
The Gap, Inc.                                     155,500                     2,413
                                                                           --------
TOTAL                                                                         9,447
                                                                           --------

TEXTILES & APPAREL 1.59%
NIKE, Inc. Class B                                 93,000                     4,136
                                                                           --------
TOTAL COMMON STOCKS
(Cost $279,716,434)                                                         251,021
                                                                           ========

                                                PRINCIPAL
                                                   AMOUNT
                                                    (000)
                                                ---------
SHORT-TERM INVESTMENT 5.77%

REPURCHASE AGREEMENT 5.77%

Repurchase agreement dated 12/31/2002 1.15% due 1/2/2003 with State Street
Bank & Trust Co. collateralized by $15,170,000 of Federal Home Loan Bank at
2.00% due 11/15/2004; value $15,283,563; proceeds $14,982,540

(Cost $14,981,583)                                $14,982                    14,982
                                                                           ========
TOTAL INVESTMENTS 102.43%
(Cost $294,698,017)                                                        $266,003
                                                                           ========

   *      Non-income producing security.

ADR-      American Depository Receipt.


                       SEE NOTES TO FINANCIAL STATEMENTS.                     19

(Unaudited)
LORD ABBETT SERIES FUND-INTERNATIONAL PORTFOLIO

Q. HOW DID THE LORD ABBETT SERIES FUND--INTERNATIONAL PORTFOLIO (THE "FUND") PERFORM OVER THE YEAR ENDED DECEMBER 31, 2002?

A. The Fund returned -17.7%(1) for the year ended December 31, 2002, compared with its benchmark, the Salomon Smith Barney Small Cap World ex-U.S. Index(2), which returned -4.7%. PLEASE REFER TO PAGE 22 FOR AVERAGE ANNUAL TOTAL RETURNS.

Q. WHAT FACTORS MOST SIGNIFICANTLY AFFECTED PERFORMANCE?

A. Underperformance resulted principally from stock selection in the U.K. and Continental Europe. In the U.K., the consumer index was strong through most of 2002 but by the Christmas season, spending seemed to slow. The consumer discretionary stocks the Fund held there, such as retailers, fell sharply. Technology stocks in both regions also underperformed. The technology sector was the worst performer in the benchmark in 2002, suffering from high valuations at the start of the year and a continued decline in technology spending by corporations throughout 2002.

     The Fund's healthcare holdings in continental Europe outperformed due to acquisition activity and higher growth prospects for 2003. Our holdings in financials in continental Europe and Australia also added to performance for the year.

Q: PLEASE DISCUSS THE FUND'S ECONOMIC OUTLOOK AND POSITIONING.

A. Going forward, we believe that the developed economies of the world will continue to see slow growth into 2003. Additionally, the consumer spending spree that has buoyed the economies of several regions may also be coming to an end. There are signs, however, that the decline in capital spending, including spending on technology, may be ending. Certainly, the potential threat of U.S. military action hangs over equity markets, and it is difficult to predict when that may recede. We expect to look closely at the Fund's more defensive holdings and our underweights in more cyclical industries to determine if a re-balance could benefit performance.

(Unaudited)

(1) Reflects performance at the net asset value of Class VC shares, with all distributions reinvested, for the year ended December 31, 2002.

(2) Source: Salomon Smith Barney Inc. The Salomon Smith Barney Global Equity Index System(SM) and the names of each of the indexes and sub-indexes which it comprises (GEIS and such indices and sub-indexes, each an "Index" and collectively, the "Indices") are service marks of Salomon Smith Barney Inc. The Salomon Smith Barney Small Cap World ex-U.S. Index is a subset of the Global Salomon Smith Barney Broad Market Index (BMI). The World ex-U.S. composite includes all developed countries except the United States. The unmanaged indices do not reflect the deduction of fees or expenses and are not available for direct investment.

IMPORTANT PERFORMANCE AND OTHER INFORMATION
A NOTE ABOUT RISK: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund's Prospectus.

PERFORMANCE: PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF ONGOING MARKET VOLATILITY, FUND PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL FLUCTUATION. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

The Fund is actively managed and therefore, allocations are subject to change. Sectors may include many industries.

MUTUAL FUNDS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY BANKS, AND ARE SUBJECT TO INVESTMENT RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. For more complete information about this or any Lord Abbett Mutual Fund, including risks, charges and ongoing expenses, please call your Investment Professional or Lord Abbett Distributor LLC at 888-522-2388 for a Prospectus. An investor should read the Prospectus carefully before investing.

INTERNATIONAL PORTFOLIO (UNAUDITED)

INVESTMENT COMPARISON

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index") and the Salomon Smith Barney Small Cap World ex-U.S. Index ("SSB World ex-U.S. Index"), assuming reinvestment of all dividends and distributions. The Fund's shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be less. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund intends to replace the MSCI EAFE Index with the SSB World ex-U.S. Index, which more closely reflects the market capitalization range in which the Fund invests. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                THE FUND (CLASS VC SHARES)
                                    AT NET ASSET VALUE          MSCI EAFE INDEX(1)           SSB SMALL CAP WORLD EX-U.S. INDEX(1)
15-Sep-99                              $10,000                      $10,000                              $10,000
   Dec-99                              $12,940                      $10,537                              $11,705
   Mar-00                              $14,260                      $10,654                              $11,699
   Jun-00                              $12,547                      $10,705                              $11,243
   Sep-00                              $12,242                      $10,233                              $10,342
   Dec-00                              $ 9,698                      $ 9,685                              $10,071
   Mar-01                              $ 7,886                      $ 8,807                              $ 8,696
   Jun-01                              $ 8,010                      $ 9,194                              $ 8,620
   Sep-01                              $ 6,662                      $ 7,815                              $ 7,417
   Dec-01                              $ 7,107                      $ 8,369                              $ 7,935
   Mar-02                              $ 6,959                      $ 8,902                              $ 8,017
   Jun-02                              $ 6,936                      $ 9,222                              $ 7,826
   Sep-02                              $ 5,653                      $ 7,776                              $ 6,285
   Dec-02                              $ 5,848                      $ 7,979                              $ 6,692

                             FISCAL YEAR-END 12/31

                      AVERAGE ANNUAL TOTAL RETURN FOR THE

                        PERIOD ENDING DECEMBER 31, 2002

                       1 YEAR               LIFE OF FUND
CLASS VC(2)             -17.70%              -15.03%

(1) Performance for each unmanaged index does not reflect any fees or expenses. The performance of the indices is not necessarily representative of the Fund's performance. Performance for this index begins on September 30, 1999.

(2) The Class VC shares were first offered on September 15, 1999.

SCHEDULE OF INVESTMENTS
INTERNATIONAL PORTFOLIO DECEMBER 31, 2002


                                                                                US$
                                                                              VALUE
INVESTMENTS                                        SHARES                     (000)
-----------------------------------------------------------------------------------
COMMON STOCKS 78.95%

AUSTRALIA 9.61%
Amcor Ltd.                                          4,600                    $   22
Cochlear Ltd.                                       1,130                        25
Newcrest Mining Ltd.                                5,500                        22
QBE Insurance Group Ltd.                            6,300                        29
Santos Ltd.                                         6,900                        23
Stockland Trust Group                               9,900                        27
Suncorp-Metway Ltd.                                 3,500                        22
                                                                             ------
TOTAL                                                                           170
                                                                             ------

CANADA 3.73%
Cognos, Inc.*                                         900                        21
Cott Corp.                                          1,200                        21
Jean Coutu Group, Inc.                              2,200                        24
                                                                             ------
TOTAL                                                                            66
                                                                             ------

CHINA 0.79%
People's Food Holdings Ltd.                        17,800                         8
United Food Holdings Ltd.                          29,495                         6
                                                                             ------
TOTAL                                                                            14
                                                                             ------

FINLAND 2.49%
Instrumentarium Corp.                               1,100                        44
                                                                             ------

FRANCE 9.21%
Bouygues S.A.                                         800                        22
Havas Advertising S.A.                              1,587                         6
Imerys S.A.                                           180                        23
IPSOS                                                 400                        24
Marionnaud Parfumeries*                               600                        18
Marionnaud Parfumeries
Rights*                                               600                         1
Neopost S.A.*                                         750                        24
SR Teleperformance                                  1,200                        23
Zodiac S.A.                                         1,100                        22
                                                                             ------
TOTAL                                                                           163
                                                                             ------

GERMANY 1.36%
Medion AG                                             700                    $   24
                                                                             ------

IRELAND 4.30%
Anglo Irish Bank Corp. plc                          4,300                        31
IAWS Group plc                                      2,900                        23
Irish Life & Permanent plc                          2,000                        22
                                                                             ------
TOTAL                                                                            76
                                                                             ------

ITALY 4.24%
Autostrade S.P.A.                                   2,700                        27
Banco Popolare
di Verona e Novara Scrl                             2,100                        24
Davide Campari-Milano S.P.A.*                         750                        24
                                                                             ------
TOTAL                                                                            75
                                                                             ------

JAPAN 17.40%
Alps Electric Co. Ltd.                              2,000                        22
Cawachi Ltd.                                          150                        10
Colin Corp.                                           550                        18
Don Quijote Co. Ltd.                                  300                        28
FamilyMart Co. Ltd.                                 1,150                        23
Japan Medical Dynamic
Mkt., Inc.                                          1,000                        16
KOSE Corp.                                            800                        25
Matsumotokiyoshi Co. Ltd.                             450                        21
Nitto Denko Corp.                                     880                        25
Paramount Bed Co. Ltd.                                700                        12
Park24 Co. Ltd.                                       900                        14
Q.P. Corp.                                          2,900                        23
Seino Transportation Co. Ltd.                       3,800                        22
Sundrug Co. Ltd.                                      250                         8
Toyoda Gosei Co. Ltd.                               1,000                        19
Trend Micro, Inc.                                   1,300                        22
                                                                             ------
TOTAL                                                                           308
                                                                             ------

NETHERLANDS 1.36%
Fugro N.V.                                            500                        24
                                                                             ------

                       SEE NOTES TO FINANCIAL STATEMENTS.                     23

INTERNATIONAL PORTFOLIO DECEMBER 31, 2002

                                                                                US$
                                                                              VALUE
INVESTMENTS                                        SHARES                     (000)
------------------------------------------------------------------------------------
NEW ZEALAND 1.07%
The Warehouse Group Ltd.                            5,000                    $   19
                                                                             ------

PORTUGAL 1.41%
Vodafone
Telecel-Comunicacoes
Pessoais, S.A.                                      3,200                        25
                                                                             ------

SINGAPORE 0.40%
Informatics Holdings Ltd.                          10,600                         7
                                                                             ------

SOUTH KOREA 1.98%
Kookmin Credit Card Co. Ltd.                          500                        12
Samsung Electro Mechanics
Co. Ltd.                                              200                         7
Shinhan Financial Group
Co. Ltd.                                            1,500                        16
                                                                             ------
TOTAL                                                                            35
                                                                             ------

SPAIN 6.38%
Acerinox S.A.                                         600                        22
Corporacion Mapfre S.A.                             3,500                        28
Grupo Ferrovial S.A.                                  900                        23
Iberia
Lineas Aereas de Espana S.A.                       15,300                        22
Prosegur, Compania de
Seguridad S.A.                                      1,800                        18
                                                                             ------
TOTAL                                                                           113
                                                                             ------

SWITZERLAND 3.11%
Geberit AG*                                            80                        23
Nobel Biocare Holding AG*                             500                        32
                                                                             ------
TOTAL                                                                            55
                                                                             ------

UNITED KINGDOM 10.11%
Aggregate Industries plc                           18,400                        22
Cattles plc                                         4,800                        22
Close Brothers Group plc                            2,400                        22
Game Group plc                                     11,000                    $    6
HIT Entertainment plc                               6,400                        22
Jardine Lloyd Thompson
Group plc                                           2,600                        28
Jarvis plc                                          4,969                        22
J.D. Wetherspoon plc                                5,000                        13
William Morrison
Supermarkets plc                                    6,300                        22
                                                                             ------
TOTAL                                                                           179
                                                                             ------
TOTAL COMMON STOCKS
(Cost $1,432,861)                                                             1,397
                                                                             ======

                                                PRINCIPAL
                                                   AMOUNT
                                                    (000)
                                               ----------
SHORT-TERM INVESTMENTS 11.58%

REPURCHASE AGREEMENT 11.58%
Repurchase agreement
dated 12/31/2002 1.15%
due 1/2/2003 with
State Street Bank
& Trust Co. collateralized
by $210,000 of Federal
Farm Credit Bank 4.45%
due 5/16/2003;
value $213,641;
proceeds $204,860
(Cost $204,847)                                      $205                       205
                                                                            =======
TOTAL INVESTMENTS 90.53%
(Cost $1,637,708)                                                           $ 1,602
                                                                            =======

     *    Non-Income producing security.


24                      SEE NOTES TO FINANCIAL STATEMENTS

(Unaudited)

LORD ABBETT SERIES FUND-MID-CAP VALUE PORTFOLIO

Q. HOW DID THE LORD ABBETT SERIES FUND-MID-CAP VALUE PORTFOLIO (THE "FUND") PERFORM OVER THE YEAR ENDED DECEMBER 31, 2002?

A. The Fund returned -9.8%(1) for the year ended December 31, 2002, compared with its benchmark, the S&P MidCap 400/BarraValue Index(2), which returned -10.1%. PLEASE REFER TO PAGE 27 FOR AVERAGE ANNUAL TOTAL RETURNS.

Q. WHAT FACTORS MOST SIGNIFICANTLY AFFECTED PERFORMANCE?

A. During the year, the Fund benefited from stock selection and an overweight position in the healthcare sector. Specifically, a medical device maker's positive developments in a new stent product contributed to positive returns. Also, in the healthcare sector, a California-based administrator of managed healthcare services experienced strong returns from growing enrollments. The Fund's continued strategy to limit exposure in the information technology and telecommunications services sector proved beneficial, as these two negatively performing sectors were among the weakest of the index. The Fund's portfolio was significantly underweight in the information technology sector and had no holdings in the telecommunications services sector. Stock selection in the industrials sector also added to performance. Industrial holdings benefited from strong dividend yields, solid balance sheets and general improvements in company business models.

        Holdings in the consumer discretionary sector, however, hurt the Fund's performance. While consumer spending has remained strong for much of the economic downturn, supporting the economy from a deeper recession, growing concerns over the viability of continued spending has hurt consumer discretionary positions. Specifically, a professional hand and power tool manufacturer and a discount retailer detracted from the Fund's performance. Stock selection in the utilities sector also hurt the Fund's performance during the period, as a weak market for wholesale electricity generally hurt the sector. In addition, stock selection in the consumer staples sector hurt performance.

Q. PLEASE DISCUSS THE FUND'S ECONOMIC OUTLOOK AND POSITIONING.

A. Our investment philosophy remains focused on bottom-up stock selection in attractively valued stocks with defined catalysts that we believe can enhance earnings. Though widespread negativity remains, we continue to believe the roots of a recovery are in place and expect the economy to recover in the next twelve to twenty-four months. This pending economic revival and a continued weakening dollar should create a favorable atmosphere for mid-cap stocks. Despite market turbulence, we believe there are significant opportunities in the mid-cap sector, and by using our value-driven, research-intensive methodology, we will attempt to capture as many as possible for our investors.

(Unaudited)

(1) Reflects performance at the net asset value of Class VC shares, with all distributions reinvested, for the year ended December 31, 2002.

(2) The S&P MidCap 400/Barra Value Index is a market capitalization-weighted index of the stocks in the S&P MidCap 400 Index having the lowest price-to-book ratios. Indices are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.

IMPORTANT PERFORMANCE AND OTHER INFORMATION
A NOTE ABOUT RISK: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund's Prospectus.

PERFORMANCE: PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF ONGOING MARKET VOLATILITY, FUND PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL FLUCTUATION. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

The Fund is actively managed and therefore, allocations are subject to change. Sectors may include many industries.

MUTUAL FUNDS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY BANKS, AND ARE SUBJECT TO INVESTMENT RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. For more complete information about this or any Lord Abbett Mutual Fund, including risks, charges and ongoing expenses, please call your Investment Professional or Lord Abbett Distributor LLC at 888-522-2388 for a Prospectus. An investor should read the Prospectus carefully before investing.

MID-CAP VALUE PORTFOLIO (UNAUDITED)

INVESTMENT COMPARISON

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the Russell Mid-Cap Index and the S&P MidCap 400/Barra Value Index, assuming reinvestment of all dividends and distributions. The Fund's shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be less. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund believes the S&P MidCap 400/Barra Value Index more closely reflects the market capitalization range of the Fund and intends to remove the Russell Mid-Cap Index as an additional broad-based index. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                              THE FUND (CLASS VC SHARES)      RUSSELL MID-CAP            S&P MIDCAP 400/
                                 AT NET ASSET VALUE              INDEX(1)              BARRA VALUE INDEX(1)
15-Sep-99                             $10,000                    $10,000                      $10,000
   Dec-99                             $ 9,867                    $11,723                      $10,728
   Mar-00                             $10,932                    $12,906                      $11,401
   Jun-00                             $11,706                    $12,324                      $11,097
   Sep-00                             $13,113                    $13,163                      $12,546
   Dec-00                             $15,041                    $12,690                      $13,715
   Mar-01                             $14,811                    $11,359                      $13,242
   Jun-01                             $15,669                    $12,442                      $14,749
   Sep-01                             $14,372                    $10,220                      $12,830
   Dec-01                             $16,251                    $11,977                      $14,694
   Mar-02                             $17,187                    $12,487                      $16,153
   Jun-02                             $16,146                    $11,294                      $15,205
   Sep-02                             $13,779                    $ 9,302                      $12,395
   Dec-02                             $14,661                    $10,038                      $13,209

                             FISCAL YEAR-END 12/31

                      AVERAGE ANNUAL TOTAL RETURN FOR THE

                        PERIOD ENDING DECEMBER 31, 2002

                                                         1 YEAR                                           LIFE OF FUND
CLASS VC(2)                                              -9.78%                                               12.32%


(1) Performance for each unmanaged index does not reflect any fees or expenses. The performance of the indices is not necessarily representative of the Fund's performance. Performance for each index begins on September 30, 1999.

(2) The Class VC shares were first offered on September 15, 1999.

SCHEDULE OF INVESTMENTS
MID-CAP VALUE PORTFOLIO DECEMBER 31, 2002

                                                                              VALUE
INVESTMENTS                                        SHARES                     (000)
-----------------------------------------------------------------------------------
COMMON STOCKS 95.24%

AUTO COMPONENTS 1.67%
Dana Corp.                                        207,100                  $  2,435
                                                                           --------

CHEMICALS 9.82%
Crompton Corp.                                    286,600                     1,705
Eastman Chemical Co.                               82,500                     3,034
IMC Global, Inc.                                  273,000                     2,913
Monsanto Co.                                      124,000                     2,387
Potash Corp. of
Saskatchewan ADR+                                  45,400                     2,887
Solutia, Inc.                                     383,000                     1,390
                                                                           --------
TOTAL                                                                        14,316
                                                                           --------

CONTAINERS & PACKAGING 4.64%
Ball Corp.                                         65,300                     3,343
Pactiv Corp.*                                     156,600                     3,423
                                                                           --------
TOTAL                                                                         6,766
                                                                           --------

ELECTRICAL EQUIPMENT 2.51%
Hubbell, Inc.                                     104,000                     3,655
                                                                           --------

ELECTRIC UTILITIES 5.66%
Ameren Corp.                                       74,000                     3,076
CMS Energy Corp.                                  272,100                     2,569
Northeast Utilities                               172,100                     2,611
                                                                           --------
TOTAL                                                                         8,256
                                                                           --------

ENERGY EQUIPMENT & SERVICES 4.88%
Halliburton Co.                                   216,000                     4,041
Pride Int'l., Inc.*+                              206,700                     3,080
                                                                           --------
TOTAL                                                                         7,121
                                                                           --------

FOOD & DRUG RETAILING 0.94%
Albertson's, Inc.                                  61,300                     1,365
                                                                           --------

FOOD PRODUCTS 1.98%
Archer-Daniels-Midland Co.                        233,315                     2,893
                                                                           --------

GAS UTILITIES 1.46%
Southwest Gas Corp.                                90,500                  $  2,122
                                                                           --------

HEALTHCARE EQUIPMENT & SUPPLIES 2.93%
Bausch & Lomb, Inc.+                               54,100                     1,948
Boston Scientific Corp.*                           54,600                     2,322
                                                                           --------
TOTAL                                                                         4,270
                                                                           --------

HEALTHCARE PROVIDERS & SERVICES 5.60%
Aetna, Inc.                                        35,500                     1,460
Caremark Rx, Inc.*                                201,500                     3,274
Health Net, Inc.*                                 129,800                     3,427
                                                                           --------
TOTAL                                                                         8,161
                                                                           --------

HOTELS, RESTAURANTS & LEISURE 3.81%
CBRL Group, Inc.                                  103,900                     3,131
Jack in the Box, Inc.*                             17,500                       303
Park Place
Entertainment Corp.*                              253,400                     2,129
                                                                           --------
TOTAL                                                                         5,563
                                                                           --------

HOUSEHOLD DURABLES 6.12%
Leggett & Platt, Inc.                             107,800                     2,419
Newell Rubbermaid, Inc.                            95,000                     2,881
Snap-on, Inc.                                     129,100                     3,629
                                                                           --------
TOTAL                                                                         8,929
                                                                           --------

INSURANCE 10.85%
Everest Re Group Ltd. ADR                          57,000                     3,152
Partner Re Ltd. ADR                                70,700                     3,664
SAFECO Corp.                                      105,000                     3,640
St. Paul Cos., Inc.                                34,400                     1,171
Transatlantic Holdings, Inc.                       10,300                       687
XL Capital Ltd. Class A ADR                        45,500                     3,515
                                                                           --------
TOTAL                                                                        15,829
                                                                           --------

28                     SEE NOTES TO FINANCIAL STATEMENTS.

MID-CAP VALUE PORTFOLIO DECEMBER 31, 2002

                                                                              VALUE
INVESTMENTS                                        SHARES                     (000)
-----------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS 2.11%
Foot Locker, Inc.*+                               293,100                  $  3,077
                                                                           --------

MACHINERY 3.35%
CNH Global N.V. ADR+                              413,900                     1,573
Cummins, Inc.+                                     29,100                       819
The Timken Co.+                                   130,500                     2,492
                                                                           --------
Total                                                                         4,884
                                                                           --------

MULTI-LINE RETAIL 3.90%
Big Lots, Inc.*                                   223,700                     2,959
J.C. Penney Co., Inc.+                            118,300                     2,722
                                                                           --------
TOTAL                                                                         5,681
                                                                           --------

OIL & GAS 4.46%
EOG Resources, Inc.                                84,500                     3,373
Kerr-McGee Corp.                                   70,600                     3,128
                                                                           --------
TOTAL                                                                         6,501
                                                                           --------

PAPER & FOREST PRODUCTS 3.75%
Georgia-Pacific Corp.                             207,300                     3,350
Meadwestvaco Corp.                                 85,700                     2,118
                                                                           --------
TOTAL                                                                         5,468
                                                                           --------

PHARMACEUTICALS 2.02%
Mylan Laboratories, Inc.                           84,600                     2,952
                                                                           --------

REAL ESTATE 3.07%
Healthcare Realty Trust, Inc.                      81,300                     2,378
Host Marriott Corp.*                              237,200                     2,099
                                                                           --------
TOTAL                                                                         4,477
                                                                           --------

SOFTWARE 1.47%
Sybase, Inc.*                                     160,400                     2,149
                                                                           --------

SPECIALTY RETAIL 3.35%
Office Depot, Inc.*                               154,200                  $  2,276
Payless ShoeSource, Inc.*                          50,700                     2,609
                                                                           --------
TOTAL                                                                         4,885
                                                                           --------

TEXTILES & APPAREL 1.16%
Tommy Hilfiger Corp. ADR*                         243,700                     1,694
                                                                           --------

TRADING COMPANIES & DISTRIBUTORS 3.73%
Genuine Parts Co.+                                117,400                     3,616
W.W. Grainger, Inc.                                35,300                     1,820
                                                                           --------
TOTAL                                                                         5,436
                                                                           --------

TOTAL COMMON STOCKS
(Cost $145,584,281)                                                         138,885
                                                                           ========

                                                PRINCIPAL
                                                   AMOUNT
                                                    (000)
                                                ---------
SHORT-TERM INVESTMENT 6.81%

REPURCHASE AGREEMENT 6.81%

Repurchase Agreement
dated 12/31/2002, 1.15%
due 1/2/2003 from State
Street Bank & Trust Co.
collateralized by
$9,850,000 of Federal
Home Loan Bank 3.375% due
5/15/2004 value
$10,132,567 proceeds
$9,930,851
(Cost $9,930,217)                                  $9,930                     9,930
                                                                           ========

TOTAL INVESTMENTS 102.05%
(Cost $155,514,498)                                                        $148,815
                                                                           ========

  * Non-Income producing security.
ADR American Depository Receipt.
  + Security (or a portion of security) on Loan. See Note 5.

                       SEE NOTES TO FINANCIAL STATEMENTS.                     29

STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2002

                                                                                   BOND-                   GROWTH &
                                                                               DEBENTURE                     INCOME
                                                                               PORTFOLIO                  PORTFOLIO
-------------------------------------------------------------------------------------------------------------------
ASSETS:
   Investments in securities, at cost                                        $22,966,417               $294,698,017
-------------------------------------------------------------------------------------------------------------------
   Investments in securities, at value                                       $23,334,559               $266,002,982
   Receivables:
      Interest and dividends                                                     390,778                    319,313
      Investment securities sold                                                       -                  2,388,803
      Capital shares sold                                                        106,799                    502,510
      From affiliate                                                              14,825                          -
   Prepaid expenses                                                                  205                        946
-------------------------------------------------------------------------------------------------------------------
   TOTAL ASSETS                                                               23,847,166                269,214,554
-------------------------------------------------------------------------------------------------------------------
LIABILITIES:
   Payables:
      Investment securities purchased                                                  -                  8,913,661
      Capital shares reacquired                                                   31,010                    190,107
      Management fees                                                              9,574                    112,750
      Directors' fees                                                                 68                     35,835
   Accrued expenses                                                               43,257                    271,630
-------------------------------------------------------------------------------------------------------------------
   TOTAL LIABILITIES                                                              83,909                  9,523,983
===================================================================================================================
NET ASSETS                                                                   $23,763,257               $259,690,571
===================================================================================================================
COMPOSITION OF NET ASSETS:
Paid-in capital                                                              $23,413,700               $305,163,950
Undistributed (distributions in excess of) net investment income                  11,052                    (31,840)
Accumulated net realized loss on investments                                     (29,637)               (16,746,504)
Net unrealized appreciation (depreciation) on investments                        368,142                (28,695,035)
-------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                   $23,763,257               $259,690,571
===================================================================================================================
OUTSTANDING SHARES                                                             2,245,211                 13,789,928
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   (NET ASSETS DIVIDED BY OUTSTANDING SHARES)                                     $10.58                     $18.83
===================================================================================================================

30                     SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2002

                                                                           INTERNATIONAL              MID-CAP VALUE
                                                                               PORTFOLIO                  PORTFOLIO
-------------------------------------------------------------------------------------------------------------------
ASSETS:
   Investments in securities, at cost                                         $1,637,708               $155,514,498
-------------------------------------------------------------------------------------------------------------------
   Investments in securities, at value                                        $1,602,092               $148,814,846
   Market value of collateral for securities loaned                                    -                  8,623,428
   Cash (Cost $153,616)                                                          160,190                          -
   Receivables:
      Interest and dividends                                                       3,359                    160,390
      Investment securities sold                                                      47                          -
      Capital shares sold                                                         43,901                    327,559
      From affiliate                                                              19,893                     42,352
   Prepaid expenses                                                                    6                        283
-------------------------------------------------------------------------------------------------------------------
   TOTAL ASSETS                                                                1,829,488                157,968,858
-------------------------------------------------------------------------------------------------------------------
LIABILITIES:
   Securities lending collateral                                                       -                  8,623,428
   Payables:
      Investment securities purchased                                             32,133                  3,224,243
      Capital shares reacquired                                                      219                     81,369
      Management fees                                                              1,481                     89,944
      Directors' fees                                                                467                      1,648
   Accrued expenses                                                               25,536                    120,927
-------------------------------------------------------------------------------------------------------------------
   TOTAL LIABILITIES                                                              59,836                 12,141,559
===================================================================================================================
NET ASSETS                                                                    $1,769,652               $145,827,299
===================================================================================================================
COMPOSITION OF NET ASSETS:
Paid-in capital                                                               $2,581,582               $153,966,974
Distributions in excess of net investment income                                  (5,114)                    (1,648)
Accumulated net realized loss on investments and foreign
   currency related transactions                                                (777,748)                (1,438,375)
Net unrealized depreciation on investments and translation
   of assets and liabilities denominated in foreign currencies                   (29,068)                (6,699,652)
-------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                    $1,769,652               $145,827,299
===================================================================================================================
OUTSTANDING SHARES                                                               347,305                 10,517,732
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   (NET ASSETS DIVIDED BY OUTSTANDING SHARES)                                      $5.10                     $13.86
===================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.                     31

STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2002

                                                                                   BOND-                   GROWTH &
                                                                               DEBENTURE                     INCOME
                                                                               PORTFOLIO                  PORTFOLIO
-------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest                                                                        $480,014               $    250,350
Dividends                                                                         29,610                  3,368,594
Foreign withholding tax                                                                -                     (7,678)
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                          509,624                  3,611,266
-------------------------------------------------------------------------------------------------------------------
EXPENSES:
Management fees                                                                   40,718                  1,098,945
Shareholder servicing                                                             10,237                    758,163
Reports to shareholders                                                            2,581                     42,836
Registration                                                                         942                          -
Fund accounting                                                                   29,127                     34,263
Custody                                                                            6,833                     51,690
Professional                                                                      31,408                     80,700
Directors' fees                                                                       26                      3,627
Pricing                                                                              138                      1,906
Offering                                                                           9,855                          -
Other                                                                                295                      4,487
-------------------------------------------------------------------------------------------------------------------
Gross expenses                                                                   132,160                  2,076,617
   Expenses assumed by Lord, Abbett & Co. LLC                                    (62,257)                         -
   Expense reductions                                                               (534)                    (2,299)
-------------------------------------------------------------------------------------------------------------------
NET EXPENSES                                                                      69,369                  2,074,318
-------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                            440,255                  1,536,948
-------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments                                           73,146                (16,331,906)
Net change in unrealized appreciation/depreciation on investments                372,348                (31,899,582)
===================================================================================================================
NET REALIZED AND UNREALIZED GAIN (LOSS)                                          445,494                (48,231,488)
===================================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 $885,749               $(46,694,540)
===================================================================================================================

32                     SEE NOTES TO FINANCIAL STATEMENTS.

For the Year Ended December 31, 2002

                                                                           INTERNATIONAL              MID-CAP VALUE
                                                                               PORTFOLIO                  PORTFOLIO
-------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest                                                                       $   5,710               $    118,806
Dividends                                                                         23,847                  1,611,994
Foreign withholding tax                                                           (2,293)                    (3,626)
Securities lending                                                                     -                     28,661
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                           27,264                  1,755,835
-------------------------------------------------------------------------------------------------------------------
EXPENSES:
Management fees                                                                   15,127                    639,450
Shareholder servicing                                                             12,544                    212,827
Reports to shareholders                                                              276                     11,972
Registration                                                                          10                        206
Fund accounting                                                                   29,114                     30,390
Custody                                                                           23,723                     40,104
Professional                                                                       6,235                     41,726
Directors' fees                                                                       35                        644
Pricing                                                                               65                        585
Other                                                                                142                     15,140
-------------------------------------------------------------------------------------------------------------------
Gross expenses                                                                    87,271                    993,044
   Expenses assumed by Lord, Abbett & Co. LLC                                    (66,817)                   (42,352)
   Expense reductions                                                                (32)                    (1,071)
-------------------------------------------------------------------------------------------------------------------
NET EXPENSES                                                                      20,422                    949,621
-------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                              6,842                    806,214
-------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED LOSS:
Net realized loss on investments and foreign
   currency related transactions                                                (340,729)                (1,470,284)
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in
   foreign currencies                                                             24,392                 (8,578,126)
===================================================================================================================
NET REALIZED AND UNREALIZED LOSS                                                (316,337)               (10,048,410)
===================================================================================================================
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                           $(309,495)              $ (9,242,196)
===================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.                     33

STATEMENTS OF CHANGES IN NET ASSETS
Year Ended December 31, 2002

                                                                                   BOND-                   GROWTH &
                                                                               DEBENTURE                     INCOME
INCREASE IN NET ASSETS                                                         PORTFOLIO                  PORTFOLIO
-------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income                                                        $   440,255               $  1,536,948
Net realized gain (loss) on investments                                           73,146                (16,331,906)
Net change in unrealized appreciation/depreciation on investments                372,348                (31,899,582)
-------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  885,749                (46,694,540)
===================================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                           (484,435)                (1,520,254)
Net realized gain                                                                (57,813)                   (33,995)
-------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                             (542,248)                (1,554,249)
===================================================================================================================
CAPITAL SHARE TRANSACTIONS:
Proceeds from sales of shares                                                 25,310,951                178,585,284
Reinvestment of distributions                                                    542,248                  1,554,249
Cost of shares reacquired                                                     (3,436,273)               (55,762,259)
-------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS                    22,416,926                124,377,274
===================================================================================================================
NET INCREASE IN NET ASSETS                                                    22,760,427                 76,128,485
===================================================================================================================
NET ASSETS:
Beginning of year                                                              1,002,830                183,562,086
-------------------------------------------------------------------------------------------------------------------
END OF YEAR                                                                  $23,763,257               $259,690,571
===================================================================================================================
UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME             $    11,052               $    (31,840)
===================================================================================================================

34                     SEE NOTES TO FINANCIAL STATEMENTS.

Year Ended December 31, 2002

                                                                           INTERNATIONAL              MID-CAP VALUE
INCREASE IN NET ASSETS                                                         PORTFOLIO                  PORTFOLIO
-------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income                                                         $    6,842               $    806,214
Net realized loss on investments and foreign
   currency related transactions                                                (340,729)                (1,470,284)
Net change in unrealized appreciation/depreciation on
   investments and translation of assets and liabilities
   denominated in foreign currencies                                              24,392                 (8,578,126)
-------------------------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                            (309,495)                (9,242,196)
===================================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income                                                            (16,876)                  (808,583)
-------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from sales of shares                                                  2,159,313                135,235,950
Reinvestment of distributions                                                     16,876                    808,583
Cost of shares reacquired                                                     (1,160,810)               (15,552,007)
-------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS                     1,015,379                120,492,526
===================================================================================================================
NET INCREASE IN NET ASSETS                                                       689,008                110,441,747
===================================================================================================================
NET ASSETS:
Beginning of year                                                              1,080,644                 35,385,552
-------------------------------------------------------------------------------------------------------------------
END OF YEAR                                                                   $1,769,652               $145,827,299
===================================================================================================================
DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME                              $   (5,114)              $     (1,648)
===================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.                     35

STATEMENTS OF CHANGES IN NET ASSETS
Year Ended December 31, 2001

                                                                                   BOND-                   GROWTH &
                                                                               DEBENTURE                     INCOME
INCREASE IN NET ASSETS                                                        PORTFOLIO*                  PORTFOLIO
-------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income                                                         $    3,358               $    881,723
Net realized gain on investments                                                   3,678                  5,143,375
Net change in unrealized appreciation/depreciation on investments                 (4,206)               (11,839,467)
-------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                    2,830                 (5,814,369)
-------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                                 -                    (919,918)
Net realized gain                                                                     -                  (3,860,123)
-------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                                   -                  (4,780,041)
-------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from sales of shares                                                  1,000,000                125,730,427
Reinvestment of distributions                                                         -                   4,780,041
Cost of shares reacquired                                                             -                 (18,242,489)
-------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS           1,000,000                112,267,979
===================================================================================================================
NET INCREASE IN NET ASSETS                                                     1,002,830                101,673,569
===================================================================================================================
NET ASSETS:
Beginning of period                                                                   -                  81,888,517
-------------------------------------------------------------------------------------------------------------------
END OF PERIOD                                                                 $1,002,830               $183,562,086
===================================================================================================================
UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME              $    3,648               $    (48,406)
===================================================================================================================

 *Commencement of operations December 3, 2001.

36                     SEE NOTES TO FINANCIAL STATEMENTS.

Year Ended December 31, 2001

                                                                           INTERNATIONAL              MID-CAP VALUE
INCREASE IN NET ASSETS                                                         PORTFOLIO                  PORTFOLIO
-------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income                                                         $    5,530                $    93,409
Net realized gain (loss) from investment transactions and foreign
   currency related transactions                                                (406,479)                    87,292
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign
   currencies                                                                    136,710                  1,336,353
-------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 (264,239)                 1,517,054
===================================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                             (1,996)                  (102,975)
Net realized gain                                                                      -                    (87,760)
-------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                               (1,996)                  (190,735)
===================================================================================================================
CAPITAL SHARE TRANSACTIONS:
Proceeds from sales of shares                                                    693,670                 31,620,232
Reinvestment of distributions                                                      1,996                    190,735
Cost of shares reacquired                                                       (172,971)                (1,330,140)
-------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
   RESULTING FROM CAPITAL SHARE TRANSACTIONS                                     522,695                 30,480,827
===================================================================================================================
NET INCREASE IN NET ASSETS                                                       256,460                 31,807,146
===================================================================================================================
NET ASSETS:
Beginning of year                                                                824,184                  3,578,406
-------------------------------------------------------------------------------------------------------------------
END OF YEAR                                                                   $1,080,644                $35,385,552
===================================================================================================================
UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME              $    3,534                $       (42)
===================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.                     37

FINANCIAL HIGHLIGHTS
BOND-DEBENTURE PORTFOLIO

                                                                                             12/3/2001*
                                                                  YEAR ENDED                     TO
                                                                  12/31/2002                 12/31/2001
----------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD                                $10.03                     $10.00
                                                                    ======                     ======

Investment operations
   Net investment income                                               .57(b)                     .03(b)
   Net realized and unrealized gain (loss)                             .23                          -(d)
                                                                    ------                     ------
      Total from investment operations                                 .80                        .03
                                                                    ------                     ------

Distributions to shareholders from:
   Net investment income                                              (.22)                         -
   Net realized gain                                                  (.03)                         -
                                                                    ------                     ------
      Total distributions                                             (.25)                         -
                                                                    ------                     ------
NET ASSET VALUE, END OF PERIOD                                      $10.58                     $10.03
                                                                    ======                     ======

Total Return(a)                                                       7.92%                       .30%(c)

RATIOS TO AVERAGE NET ASSETS
   Expenses, including expense reductions                              .85%                       .07%(c)
   Expenses, excluding expense reductions                             1.62%                       .33%(c)
   Net investment income                                              5.39%                       .34%(c)

                                                                                             12/3/2001*
                                                                 YEAR ENDED                      TO
SUPPLEMENTAL DATA:                                               12/31/2002                  12/31/2001
----------------------------------------------------------------------------------------------------------
   Net assets, end of period (000)                                 $23,763                     $1,003
   Portfolio turnover rate                                          105.79%                     21.07%
==========================================================================================================

(a) Total return assumes the reinvestment of all distributions.
(b) Calculated using average shares outstanding during the period.
(c) Not annualized.
(d) Amount represents less than $.01.
 *  Commencement of operations December 3, 2001.

38                     SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
GROWTH & INCOME PORTFOLIO

                                                                             YEAR ENDED 12/31
                                                        -----------------------------------------------------------
                                                         2002         2001          2000         1999         1998
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF YEAR                      $23.11       $25.45        $22.16       $20.65       $19.51
                                                        ======       ======        ======       ======       ======

Investment operations
   Net investment income                                   .14(b)       .18(b)        .22(b)       .52(b)       .36(b)
   Net realized and unrealized gain (loss)               (4.31)       (1.90)         3.27         2.90         2.15
                                                        ------       ------        ------       ------       ------
      Total from investment operations                   (4.17)       (1.72)         3.49         3.42         2.51
                                                        ------       ------        ------       ------       ------

Distributions to shareholders from:
   Net investment income                                  (.11)        (.12)         (.20)        (.42)        (.32)
   Net realized gain                                         -(c)      (.50)            -        (1.49)       (1.05)
                                                        ------       ------        ------       ------       ------
      Total distributions                                 (.11)        (.62)         (.20)       (1.91)       (1.37)
                                                        ------       ------        ------       ------       ------
NET ASSET VALUE, END OF YEAR                            $18.83       $23.11        $25.45       $22.16       $20.65
                                                        ======       ======        ======       ======       ======

Total Return(a)                                         (18.03)%      (6.72)%       15.78%       16.74%       12.82%

RATIOS TO AVERAGE NET ASSETS
   Expenses, including expense reductions                  .94%         .97%         1.02%         .87%         .51%
   Expenses, excluding expense reductions                  .94%         .97%         1.03%         .87%         .51%
   Net investment income                                   .70%         .76%          .97%        2.15%        1.78%

                                                                            YEAR ENDED 12/31
                                                      --------------------------------------------------------------
 SUPPLEMENTAL DATA:                                      2002         2001          2000         1999         1998
--------------------------------------------------------------------------------------------------------------------
   Net assets, end of year (000)                      $259,691     $183,562       $81,889      $36,192     $714,274
   Portfolio turnover rate                               51.79%       60.79%        42.00%      188.35%       76.62%
====================================================================================================================

(a) Total return assumes the reinvestment of all distributions.
(b) Calculated using average shares outstanding during the year.
(c) Amount is less than $0.01.

                       SEE NOTES TO FINANCIAL STATEMENTS.                     39

FINANCIAL HIGHLIGHTS
INTERNATIONAL PORTFOLIO

                                                                   YEAR ENDED 12/31           9/15/1999(c)
                                                         ----------------------------------        TO
                                                         2002         2001          2000       12/31/1999
----------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD                     $6.26       $ 8.56        $11.86       $10.00
                                                        ======       ======        ======       ======

Investment operations
   Net investment income                                   .03(b)       .04(b)        .17(b)       .03(b)
   Net realized and unrealized gain (loss)               (1.14)       (2.33)        (3.15)        2.88
                                                        ------       ------        ------       ------
      Total from investment operations                   (1.11)       (2.29)        (2.98)        2.91
                                                        ------       ------        ------       ------
Distributions to shareholders from:
   Net investment income                                  (.05)        (.01)         (.24)        (.03)
   Net realized gain                                         -            -          (.08)       (1.02)
                                                        ------       ------        ------       ------
      Total distributions                                 (.05)        (.01)         (.32)       (1.05)
                                                        ------       ------        ------       ------
NET ASSET VALUE, END OF PERIOD                           $5.10       $ 6.26        $ 8.56       $11.86
                                                        ======       ======        ======       ======

Total Return(a)                                         (17.70)%     (26.73)%      (25.05)%      29.39%(d)

RATIOS TO AVERAGE NET ASSETS
   Expenses, including waiver and expense reductions      1.35%        1.03%            -            -
   Expenses, excluding waiver and expense reductions      5.77%        6.15%         2.37%        1.53%(d)
   Net investment income                                   .45%         .64%         1.49%         .27%(d)

                                                                                               9/15/1999(c)
                                                                YEAR ENDED 12/31                   TO
SUPPLEMENTAL DATA:                                       2002         2001          2000       12/31/1999
-----------------------------------------------------------------------------------------------------------
   Net assets, end of period (000)                      $1,770       $1,081          $824         $663
   Portfolio turnover rate                               59.34%       52.43%        18.68%       38.29%
===========================================================================================================

 (a) Total return assumes the reinvestment of all distributions.
 (b) Calculated using average shares outstanding during the period.
 (c) Commencement of operations.
 (d) Not annualized.

40                     SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
MID-CAP VALUE PORTFOLIO

                                                                   YEAR ENDED 12/31           9/15/1999(c)
                                                        -----------------------------------        TO
                                                         2002         2001          2000       12/31/1999
----------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD                    $15.45        $14.38       $ 9.87       $10.00
                                                        ======        ======       ======       ======
Investment operations
   Net investment income                                   .14(b)       .13(b)        .26(b)       .05(b)
   Net realized and unrealized gain (loss)               (1.65)        1.03          4.80         (.13)
                                                        ------        ------       ------       ------
      Total from investment operations                   (1.51)        1.16          5.06         (.08)
                                                        ------        ------       ------       ------

Distributions to shareholders from:
   Net investment income                                  (.08)        (.05)         (.11)        (.05)
   Net realized gain                                         -         (.04)         (.44)           -
                                                        ------        ------       ------       ------
      Total distributions                                 (.08)        (.09)         (.55)        (.05)
                                                        ------        ------       ------       ------
NET ASSET VALUE, END OF PERIOD                          $13.86       $15.45        $14.38       $ 9.87
                                                        ======       ======        ======       ======

 Total Return(a)                                         (9.78)%       8.05%        52.45%        (.82)%(d)

RATIOS TO AVERAGE NET ASSETS
   Expenses, including waiver and expense reductions      1.11%+        .99%            -            -
   Expenses, excluding waiver and expense reductions      1.16%        1.20%         1.56%        1.09%(d)
   Net investment income                                   .95%         .88%         2.11%         .51%(d)

                                                                YEAR ENDED 12/31               9/15/1999(c)
                                                      --------------------------------------       TO
SUPPLEMENTAL DATA:                                      2002         2001          2000        12/31/1999
-----------------------------------------------------------------------------------------------------------
   Net assets, end of period (000)                    $145,827      $35,386        $3,578         $532
   Portfolio turnover rate                               21.84%       27.83%        56.42%       22.92%
===========================================================================================================

(a) Total return assumes the reinvestment of all distributions.
(b) Calculated using average shares outstanding during the period.
(c) Commencement of operations.
(d) Not annualized.
 + Expenses have been increased by .01% to reflect the expense associated with income earned from securities lending activity.

                       SEE NOTES TO FINANCIAL STATEMENTS.                     41

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Lord Abbett Series Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940 (the "Act") as an open-end management investment company, incorporated under Maryland law in 1989. The Company consists of the following four portfolios ("Funds"): Bond-Debenture Portfolio, Growth & Income Portfolio, International Portfolio and Mid-Cap Value Portfolio. Each Fund is diversified as defined under the Act.

INVESTMENT OBJECTIVE

The investment objective of Bond-Debenture Portfolio is to seek high current income and the opportunity for capital appreciation to produce a high total return. Growth & Income Portfolio's investment objective is long-term capital and income without excessive fluctuations in market value. International Portfolio's investment objective is long-term capital appreciation. Mid-Cap Value Portfolio's investment objective is capital appreciation. Each Fund offers Variable Contract class shares ("Class VC Shares") which are currently issued and redeemed only in connection with investment in, and payments under, variable annuity contracts issued by life insurance and insurance-related companies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which permit management to make certain estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements. Actual results could differ from those estimates.

2.   SIGNIFICANT ACCOUNTING POLICIES

(a) INVESTMENT VALUATION-Securities traded on national or foreign securities exchanges are valued at the last quoted sales price or, if no sales price is available, at the mean between the latest bid and asked prices on such exchange, or, in the case of bonds, in the over-the-counter market if, in the judgment of the Fund's officers, that market more accurately reflects the market value of the bonds. Securities traded only in the over-the-counter market are valued at the mean between the latest bid and asked prices, except that securities admitted to trading on the NASDAQ National Market System are valued at the last sales price if it is determined that such price more accurately reflects the value of such securities. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

(b) SECURITY TRANSACTIONS-Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c) INVESTMENT INCOME-Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and discounts are accreted and premiums are amortized using the effective interest method.

(d) FEDERAL TAXES-It is the policy of each Fund to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable net investment income and capital gains to its shareholders. Therefore, no federal income tax provision is required.

(e) EXPENSES-Expenses incurred by the Company that do not specifically relate to an individual Fund are allocated among the Funds within the Company, on a pro rata basis.

(f) FOREIGN TRANSACTIONS-The books and the records of International Portfolio are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund's records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted to reflect current exchange rates. The resultant exchange gains and losses are included as net realized gain
     (loss) on investments and foreign currency related transactions on the Statements of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

(g) FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS-International Portfolio may enter into forward foreign currency exchange contracts in order to reduce its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in foreign currencies. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The contracts are valued daily at forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contracts is included in net realized gain or loss on investments and foreign currency related transactions on the Statements of Operations. At December 31, 2002, there are no forward foreign currency exchange contracts outstanding.

(h) REPURCHASE AGREEMENT-The Funds may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction by which a Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. Each Fund requires at all times that the repurchase agreement be collateralized by cash or U.S. Government securities having a value equal to, or in excess of, the value of the repurchase agreement. If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, a Fund may incur a loss upon disposition of them.

(i) OFFERING COSTS-Lord Abbett incurred offering costs on behalf of the Fund which will be reimbursed by the Fund by the full amount thereof. Such expenses were deferred and are being amortized on the straight-line method over a period of approximately 1 year or less from the commencement of operations.

3.   MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES

The Company has a management agreement with Lord, Abbett & Co. LLC ("Lord Abbett") pursuant to which Lord Abbett supplies the Company with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of each Fund's investment portfolio. The management fee is based on average daily net assets at the following annual rates:

                                                               MANAGEMENT FEES
------------------------------------------------------------------------------
Bond-Debenture Portfolio                                                  .50%
Growth & Income Portfolio                                                 .50%
International Portfolio                                                  1.00%
Mid-Cap Value Portfolio                                                   .75%

For the year ended December 31, 2002, Lord Abbett voluntarily limited the Bond-Debenture Portfolio's, Mid-Cap Value Portfolio's and International Portfolio's other expenses (excluding management fee and securities lending expense) to .35% of average daily net assets. Effective January 1, 2003, the other expenses limitation will be .40% of average daily net assets of Bond-Debenture Portfolio, Mid-Cap Value Portfolio and International Portfolio.

For the year ended December 31, 2002, Lord Abbett voluntarily reimbursed other expenses of .77%, 4.42% and .05% for Bond-Debenture Portfolio, International Portfolio, and Mid-Cap Value Portfolio, respectively.

Each Fund has a service agreement which permits it to make payments under certain circumstances to insurance companies at an annual rate ranging from .25% to .35% of the Funds' average daily net asset value of shares attributable to the insurance companies' variable annuity contract owners.

For the year ended December 31, 2002, the payments were as follows:

                                                              SERVICE PAYMENT(1)
--------------------------------------------------------------------------------
Bond-Debenture Portfolio                                                $  5,534
Growth & Income Portfolio                                               $720,242
International Portfolio                                                 $  3,791
Mid-Cap Value Portfolio                                                 $179,603

(1) Amount is included in shareholder servicing expense on the Statements of Operations.

One Director and certain of the Company's officers have an interest in Lord Abbett.

Effective January 1, 2003, Lord Abbett will begin providing certain administrative services to the Funds pursuant to an Administrative Services Agreement at an annual rate of .04% of the Funds' average daily net assets. This will result in Lord Abbett paying fund accounting expenses that were previously charged to the Funds.

4.   DISTRIBUTIONS & CAPITAL LOSS CARRYFORWARD

Dividends from net investment income, if any, are declared and paid at least annually. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in capital.

The tax character of distributions paid during the year ended December 31, 2002 and December 31, 2001 are as follows:

                                            BOND-DEBENTURE PORTFOLIO              GROWTH & INCOME PORTFOLIO
-------------------------------------------------------------------------------------------------------------
                                          12/31/2002        12/31/2001*         12/31/2002         12/31/2001
-------------------------------------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                             $542,248                  -         $1,520,382         $  873,627
Net long-term capital gains                        -                  -             33,867          3,906,414
-------------------------------------------------------------------------------------------------------------
Total distributions paid                    $542,248             $    -         $1,554,249         $4,780,041
=============================================================================================================

*For the period ended December 31, 2001.

                                             INTERNATIONAL PORTFOLIO              MID-CAP VALUE PORTFOLIO
-------------------------------------------------------------------------------------------------------------
                                          12/31/2002         12/31/2001         12/31/2002         12/31/2001
-------------------------------------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                             $ 16,876             $1,996         $  808,583         $  102,975
Net long-term capital gains                        -                  -                  -             87,760
-------------------------------------------------------------------------------------------------------------
Total distributions paid                    $ 16,876             $1,996         $  808,583         $  190,735
=============================================================================================================

As of December 31, 2002, the components of accumulated earnings (losses) on a tax basis are as follows:

                                                             BOND-DEBENTURE                   GROWTH & INCOME
                                                                  PORTFOLIO                         PORTFOLIO
-------------------------------------------------------------------------------------------------------------
Undistributed ordinary income-- net                              $   17,189                      $      3,995
Undistributed long-term capital gains                                 8,071                                 -
-------------------------------------------------------------------------------------------------------------
    Total undistributed earnings                                     25,260                             3,995
Capital loss carryforwards                                                -                        (9,760,650)
Temporary differences                                                   (68)                          (35,835)
Unrealized gains (losses)-- net                                     324,365                       (35,680,889)
-------------------------------------------------------------------------------------------------------------
    Total accumulated gains (losses)-- net                       $  349,557                      $(45,473,379)
=============================================================================================================
Capital loss carryforward years of expiration                         NONE                               2010

                                                              INTERNATIONAL                     MID-CAP VALUE
                                                                  PORTFOLIO                         PORTFOLIO
-------------------------------------------------------------------------------------------------------------
Capital loss carryforwards                                       $ (699,055)                     $   (647,400)
Temporary differences                                               (76,194)                         (720,103)
Unrealized losses-- net                                             (36,681)                       (6,772,172)
-------------------------------------------------------------------------------------------------------------
    Total accumulated losses-- net                               $ (811,930)                     $ (8,139,675)
-------------------------------------------------------------------------------------------------------------
Capital loss carryforward years of expiration                     2009-2010                              2010

Capital losses incurred after October 31 ("post-October losses"), within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. International Portfolio and Mid-Cap Value Portfolio incurred and will elect to defer net capital losses of $75,727 and $718,455, respectively, during fiscal 2002.

As of December 31, 2002, the Funds' aggregate security unrealized gains and losses based on cost for U.S. Federal income tax purposes are as follows:

                                                             BOND-DEBENTURE                   GROWTH & INCOME
                                                                  PORTFOLIO                         PORTFOLIO
-------------------------------------------------------------------------------------------------------------
Tax cost                                                        $23,010,194                      $301,683,871
-------------------------------------------------------------------------------------------------------------
Gross unrealized gain                                               565,857                         4,881,110
Gross unrealized loss                                              (241,492)                      (40,561,999)
-------------------------------------------------------------------------------------------------------------
    Net unrealized security gain (loss)                         $   324,365                      $(35,680,889)
=============================================================================================================

                                                              INTERNATIONAL                     MID-CAP VALUE
                                                                  PORTFOLIO                         PORTFOLIO
-------------------------------------------------------------------------------------------------------------
Tax cost                                                        $ 1,645,321                      $155,587,018
-------------------------------------------------------------------------------------------------------------
Gross unrealized gain                                               128,148                         5,864,293
Gross unrealized loss                                              (164,829)                      (12,636,465)
-------------------------------------------------------------------------------------------------------------
    Net unrealized security (loss)                              $   (36,681)                     $ (6,772,172)
=============================================================================================================

The difference between book-basis and tax-basis unrealized gains (losses) is primarily attributable to wash sales, and other temporary tax adjustments.

Permanent items identified during the year ended December 31, 2002 have been reclassified among the components of net assets based on their tax basis as follows:

                                             UNDISTRIBUTED
                                             (DISTRIBUTIONS                ACCUMULATED
                                              IN EXCESS OF)               NET REALIZED                PAID-IN
                                             NET INVESTMENT             GAIN (LOSS) ON                CAPITAL
                                                     INCOME                INVESTMENTS               INCREASE
                                        INCREASE (DECREASE)        INCREASE (DECREASE)             (DECREASE)
-------------------------------------------------------------------------------------------------------------
Bond-Debenture Portfolio                            $51,584                   $(48,435)              $(3,149)
Growth & Income Portfolio                              (128)                       128                     -
International Portfolio                               1,386                       (125)               (1,261)
Mid-Cap Value Portfolio                                 763                     28,703               (29,466)

5.   PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (other than short-term investments) are as follows for the year ended December 31, 2002.

                                                        PURCHASES                 SALES
---------------------------------------------------------------------------------------
Bond-Debenture Portfolio                             $ 29,477,662          $  8,167,759
Growth & Income Portfolio                             234,860,530           108,653,931
International Portfolio                                 1,606,213               752,540
Mid-Cap Value Portfolio                               133,584,526            18,244,491

Each Fund may lend its securities to member banks of the Federal Reserve System and to registered broker/dealers approved by the Company. The loans are collateralized at all times by cash and/ or U.S. Treasury securities in an amount at least equal to 102% of the market value of securities loaned.

As of December 31, 2002, the value of securities loaned for Mid-Cap Value Portfolio was $8,259,921. These loans are collateralized by cash of $8,623,428. Expenses relating to securities lending of $14,331 are included in other expenses on the Statements of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. Lending portfolio securities could result in a loss or delay in recovering a Fund's securities if the borrower defaults.

As of December 31, 2002, there were no securities on loan and no activity during the year for Bond-Debenture Portfolio, Growth & Income Portfolio and International Portfolio.

6.   DIRECTORS' REMUNERATION

The Company's officers and the one Director who is associated with Lord Abbett do not receive any compensation from the Company for serving in such capacities. Outside Directors' fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity based plan available to all outside Directors under which outside Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors' fees. The deferred amounts are treated as though equivalent dollar amounts had been invested proportionately in the Funds. Such amounts and earnings accrued thereon are included in Directors' fees on the Statements of Operations and in Directors' fees payable on the Statements of Assets and Liabilities and are not deductible for federal income tax purposes until such amounts are paid.

7.   EXPENSE REDUCTION

The Company has entered into an arrangement with its transfer agent and custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds' expenses.

8.   CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company ("SSB") is the Company's custodian and accounting agent. Effective January 7, 2002, SSB began performing custodian functions, and thereafter the accounting and recordkeeping functions, relating to portfolio transactions and calculating each Funds' net asset values.

9.   INVESTMENT RISKS

Each Fund is subject to the general risk considerations associated with equity investing, Bond-Debenture Portfolio may invest up to 20% of its net assets in equity securities. The value of an investment will fluctuate in response to movements in the stock market in general and to the changing prospects of individual companies in which a Fund invests.

In addition, large company value stocks, in which the Growth & Income Portfolio invests, and mid-cap company value stocks, in which the Mid-Cap Portfolio invests, may perform differently than the market as a whole and other types of stock such as growth stocks. The market may fail to recognize the intrinsic value of particular value stocks for a long time. Mid-cap company stocks may be less able to weather economic shifts or other adverse developments than those of larger, more established companies.

International Portfolio is subject to the risks of investing in foreign securities and in the securities of small-cap companies. Foreign securities may pose greater risks than domestic securities, including greater price fluctuations and higher transaction costs. Foreign investments also may be affected by changes in currency rates or currency controls. Investing in small-cap companies generally involves greater risks than investing in the stocks of larger companies, including more volatility and less liquidity.

Bond-Debenture Portfolio is subject to the general risks and considerations associated with investing in fixed income securities. The value of an investment will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of fixed income securities are likely to decline; when rates fall, such prices tend to rise. Longer-term securities are usually more sensitive to interest rate changes. The mortgage-related securities in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates due to prepayment risk. There is also the risk that an issuer of a fixed income security will fail to make timely payments of principal or interest to the Fund, a risk that is greater with high yield bonds (sometimes called "junk bonds") in which the Fund may invest. Some issuers, particularly of high yield bonds, may default as to principal and/or interest payments after the Fund purchases its securities. A default, or concerns in the market about an increase in risk of default, may result in losses to the Fund. High yield bonds are subject to greater price fluctuations, as well as additional risks. The Fund may invest up to 20% of its assets in foreign securities. Investments in foreign securities may present increased market liquidity, currency, political, information, and other risks.

These factors can affect Fund performance.

10.  SUMMARY OF CAPITAL TRANSACTIONS

Each Fund has authorized 50 million shares of $.001 par share value capital stock. Transactions in shares of capital stock are as follows:

                                                                     YEAR ENDED                  PERIOD ENDED
BOND-DEBENTURE PORTFOLIO                                      DECEMBER 31, 2002            DECEMBER 31, 2001*
-------------------------------------------------------------------------------------------------------------
Shares sold                                                           2,421,904                       100,000
Reinvestment of distributions                                            51,252
Shares reacquired                                                      (327,945)
-------------------------------------------------------------------------------------------------------------
Increase                                                              2,145,211                       100,000
-------------------------------------------------------------------------------------------------------------

                                                                                                   YEAR ENDED
GROWTH & INCOME PORTFOLIO                                                                   DECEMBER 31, 2001
-------------------------------------------------------------------------------------------------------------
Shares sold                                                           8,670,551                     5,316,024
Reinvestment of distributions                                            81,247                       209,559
Shares reacquired                                                    (2,906,561)                     (798,158)
-------------------------------------------------------------------------------------------------------------
Increase                                                              5,845,237                     4,727,425
-------------------------------------------------------------------------------------------------------------

INTERNATIONAL PORTFOLIO
-------------------------------------------------------------------------------------------------------------
Shares sold                                                             369,731                       102,367
Reinvestment of distributions                                             3,368                           320
Shares reacquired                                                      (198,369)                      (26,339)
-------------------------------------------------------------------------------------------------------------
Increase                                                                174,730                        76,348
-------------------------------------------------------------------------------------------------------------

MID-CAP VALUE PORTFOLIO
-------------------------------------------------------------------------------------------------------------
Shares sold                                                           9,278,594                     2,120,402
Reinvestment of distributions                                            58,258                        12,540
Shares reacquired                                                    (1,109,515)                      (91,420)
-------------------------------------------------------------------------------------------------------------
Increase                                                              8,227,337                     2,041,522
-------------------------------------------------------------------------------------------------------------

*For the period December 3, 2001 (commencement of operations) through December 31, 2001.

THE COMPANY (UNAUDITED)

All of the net investment income distributions paid by Growth & Income Portfolio and Mid-Cap Value Portfolio qualify for the dividends received deduction for corporations.

None of the net investment income distributions paid by International Portfolio qualifies for the dividends received deduction for corporations.

Additionally, of the distributions paid to shareholders for Growth & Income Portfolio during the fiscal year ended December 31, 2002, $33,867 represents long-term capital gains.

INDEPENDENT AUDITORS' REPORT

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
LORD ABBETT SERIES FUND, INC.:

We have audited the accompanying statements of assets and liabilities of Lord Abbett Series Fund, Inc. - Bond-Debenture Portfolio, Growth and Income Portfolio, International Portfolio and Mid-Cap Value Portfolio (the "Funds"), including the schedules of investments, as of December 31, 2002, and the related statements of operations for the year then ended and statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett Series Fund, Inc.- Bond-Debenture Portfolio, Growth and Income Portfolio, International Portfolio and Mid-Cap Value Portfolio as of December 31, 2002, the results of their operations for the year then ended, the changes in their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

New York, New York
February 21, 2003

BASIC INFORMATION ABOUT MANAGEMENT

The Company's Board of Directors is responsible for the management of the business and affairs of each Fund in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of each Fund and who execute policies authorized by the Board.

The following Director is the Managing Partner of Lord Abbett and is an "interested person" as defined in the Act. Mr. Dow is also an officer, director, or trustee of each of the fourteen Lord Abbett-sponsored funds, which consist of 42 portfolios or series.


                                  CURRENT POSITION
NAME, ADDRESS AND                LENGTH OF SERVICE                 PRINCIPAL OCCUPATION                OTHER
DATE OF BIRTH                       WITH COMPANY                  DURING PAST FIVE YEARS           DIRECTORSHIPS
---------------------------------------------------------------------------------------------------------------------------------
ROBERT S. DOW                    Director since 1995 and          Managing Partner and Chief       N/A
Lord, Abbett & Co. LLC           Chairman since 1996.             Investment Officer of Lord
90 Hudson Street                                                  Abbett since 1996.
Jersey City, NJ
Date of Birth: 3/8/1945

                    -----------------------------------------

The following outside Directors are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds.

                                  CURRENT POSITION
NAME, ADDRESS AND                LENGTH OF SERVICE                 PRINCIPAL OCCUPATION                OTHER
DATE OF BIRTH                       WITH COMPANY                  DURING PAST FIVE YEARS           DIRECTORSHIPS
---------------------------------------------------------------------------------------------------------------------------------
E. THAYER BIGELOW                Director since 1994.             Managing General Partner,        Currently serves as director
Bigelow Media, LLC                                                Bigelow Media, LLC (since        of Crane Co. and Huttig
909 Third Ave.,                                                   2000); Senior Adviser, Time      Building Products Inc.
26th Floor                                                        Warner Inc. (1998 - 2000);
New York, NY                                                      Acting Chief Executive Officer
Date of Birth: 10/22/1941                                         of Courtroom Television
                                                                  Network (1997 - 1998);
                                                                  President and Chief Executive
                                                                  Officer of Time Warner Cable
                                                                  Programming, Inc. (1991 -
                                                                  1997).

WILLIAM H.T. BUSH                Director since 1998.             Co-founder and Chairman of the   Currently serves as director
Bush-O'Donnell & Co., Inc.                                        Board of the financial           of Wellpoint Health Network,
101 South Hanley Rd,                                              advisory firm of                 Inc., DT Industries Inc., and
Suite 1025                                                        Bush-O'Donnell & Company         Engineered Support Systems,
St. Louis, MO                                                     (since 1986).                    Inc.
Date of Birth: 7/14/1938

ROBERT B. CALHOUN, JR.           Director since 1998.             Managing Director of Monitor     Currently serves as director
Monitor Clipper Partners                                          Clipper Partners (since 1997)    of Avondale, Inc., Avondale
Two Canal Park                                                    and President of Clipper Asset   Mills, Inc., IGI/Earth Color,
Cambridge, MA                                                     Management Corp. (since 1991),   Inc., Integrated Graphics,
Date of Birth: 10/25/1942                                         both private equity investment   Inc., and Interstate Bakeries
                                                                  funds.                           Corp.


                                  CURRENT POSITION
NAME, ADDRESS AND                LENGTH OF SERVICE                 PRINCIPAL OCCUPATION                OTHER
DATE OF BIRTH                       WITH COMPANY                  DURING PAST FIVE YEARS           DIRECTORSHIPS
--------------------------------------------------------------------------------------------------------------------------------
STEWART S. DIXON                 Director since 1989. Retired     Partner in the law firm of       N/A
Wildman, Harrold,                as of 12/31/2002.                Wildman, Harrold, Allen & Dixon
Allen & Dixon                                                     (since 1967)
225 W. Wacker Drive,
Suite 2800
Chicago, IL
Date of Birth: 11/5/1930

FRANKLIN W. HOBBS                Director since 2000.             Chief Executive Officer of       Currently serves as director
Houlihan Lokey                                                    Houlihan Lokey Howard & Zukin,   of Adolph Coors Company.
Howard & Zukin                                                    an investment bank (January
685 Third Ave.                                                    2002 to present); Chairman of
New York, NY                                                      Warburg Dillon Read (1999 -
Date of Birth: 7/30/1947                                          2000); Global Head of
                                                                  Corporate Finance of SBC
                                                                  Warburg Dillon Read (1997 -
                                                                  1999); Chief Executive Officer
                                                                  of Dillon, Read & Co. (1994 -
                                                                  1997).

C. ALAN MACDONALD                Director since 1988.             Retired - General Business and   Currently serves as director
415 Round Hill Road                                               Governance Consulting (since     of Fountainhead Water Company,
Greenwich, CT                                                     1992); formerly President and    Careside, Inc., Lincoln
Date of Birth: 5/19/1933                                          CEO of Nestle Foods.             Snacks, J.B. Williams Co.,
                                                                                                   Inc. (personal care products)
                                                                                                   and Seix Fund, Inc.*

THOMAS J. NEFF                   Director since 1982.             Chairman of Spencer Stuart, an   Currently serves as director
Spencer Stuart                                                    executive search consulting      of Ace, Ltd. and Exult, Inc.
277 Park Avenue                                                   firm (since 1996); President
New York, NY                                                      of Spencer Stuart (1979 -
Date of Birth: 10/2/1937                                          1996).

JAMES F. ORR, III                Director since 2002.             President and CEO of             Currently serves as Chairman
80 Pinckney Street                                                LandingPoint Capital (since      of Rockefeller Foundation,
Boston, MA                                                        2002); Chairman and CEO of       Director of Nashua Corp. and
Date of Birth: 3/5/1943                                           United Asset Management          SteelPoint Technologies.
                                                                  Corporation (2000 to 2001);
                                                                  Chairman and CEO of UNUM
                                                                  Provident Corporation (1999 -
                                                                  merger); Chairman and CEO of
                                                                  UNUM Corporation (1988 -
                                                                  1999).

* Seix Fund, Inc. is a registered investment company that is advised by Seix Investment Advisors Inc. Seix Investment Advisors Inc.'s Chairman, CEO, and Chief Investment Officer is married to Robert Dow, the Company's Chairman, CEO, and President and the Managing Partner of Lord Abbett.

                    -----------------------------------------

None of the officers listed below have received compensation from the Company. All the officers of the Company may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, New Jersey 07302.


   NAME AND                      CURRENT POSITION                  LENGTH OF SERVICE                PRINCIPAL OCCUPATION
(DATE OF BIRTH)                    WITH COMPANY                   OF CURRENT POSITION              DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------------------------
ROBERT S. DOW                    Chief Executive Officer and      Elected in 1995.                 Managing Partner and Chief
(3/8/1945)                       President                                                         Investment Officer of Lord
                                                                                                   Abbett since 1996.

INGRID C. HOLM                   Executive Vice President         Elected in 2001.                 Investment Manager-Global
(3/21/1959)                                                                                        Equity, joined Lord Abbett in
                                                                                                   2001, formerly International
                                                                                                   Portfolio Manager of
                                                                                                   Batterymarch Financial
                                                                                                   Management, Inc. from 2000 to
                                                                                                   2001, prior thereto held
                                                                                                   various positions at the
                                                                                                   Prudential Insurance Company
                                                                                                   of America.

W. THOMAS HUDSON, JR.            Executive Vice President         Elected in 1993.                 Partner and Investment
(12/16/1941)                                                                                       Manager, joined Lord Abbett in
                                                                                                   1982.

ROBERT G. MORRIS                 Executive Vice President         Elected in 1995.                 Partner and Director of Equity
(11/6/1944)                                                                                        Investments, joined Lord
                                                                                                   Abbett in 1991.

ELI M. SALZMANN                  Executive Vice President         Elected in 1999.                 Partner and Director of
(3/24/1964)                                                                                        Institutional Equity
                                                                                                   Investments, joined Lord
                                                                                                   Abbett in 1997.

CHRISTOPHER J. TOWLE             Executive Vice President         Elected in 1999.                 Partner and Investment
(10/12/1957)                                                                                       Manager, joined Lord Abbett in
                                                                                                   1987.

EDWARD K. VON DER LINDE          Executive Vice President         Elected in 1999.                 Partner and Investment
(6/12/1960)                                                                                        Manager, joined Lord Abbett in
                                                                                                   1988.

PAUL A. HILSTAD                  Vice President and Secretary     Elected in 1995.                 Partner and General Counsel,
(12/13/1942)                                                                                       joined Lord Abbett in 1995.


   NAME AND                      CURRENT POSITION                  LENGTH OF SERVICE                PRINCIPAL OCCUPATION
(DATE OF BIRTH)                    WITH COMPANY                   OF CURRENT POSITION              DURING PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------------------------
JOAN A. BINSTOCK                 Chief Financial Officer and      Elected in 1999.                 Partner and Chief Operations
(3/4/1954)                       Vice President                                                    Officer, joined Lord Abbett in
                                                                                                   1999, prior thereto Chief
                                                                                                   Operating Officer of Morgan
                                                                                                   Grenfell.

TRACIE E. AHERN                  Vice President and Treasurer     Elected in 1999.                 Partner and Director of
(1/12/1968)                                                                                        Portfolio Accounting and
                                                                                                   Operations, joined Lord Abbett
                                                                                                   in 1999, formerly Vice
                                                                                                   President - Head of Fund
                                                                                                   Administration of Morgan
                                                                                                   Grenfell from 1998 to 1999,
                                                                                                   prior thereto Vice President
                                                                                                   of Bankers Trust.

THOMAS J. BAADE                  Vice President                   Elected in 1999.                 Senior Fixed Income Analyst,
(7/13/1964)                                                                                        joined Lord Abbett in 1998,
                                                                                                   prior thereto Vice
                                                                                                   President/Bond Analyst at
                                                                                                   Smith Barney Inc.

ZANE E. BROWN                    Vice President                   Elected in 1996.                 Partner and Director of Fixed
(12/09/1951)                                                                                       Income Management, joined Lord
                                                                                                   Abbett in 1992.

EILEEN K. BANKO                  Vice President                   Elected in 1999.                 Equity Analyst, joined Lord
(11/3/1967)                                                                                        Abbett in 1990.

DAVID G. BUILDER                 Vice President                   Elected in 1999.                 Equity Analyst, joined Lord
(1/4/1954)                                                                                         Abbett in 1998, formerly
                                                                                                   Equity Analyst at Bear
                                                                                                   Stearns.

DANIEL E. CARPER                 Vice President                   Elected in 1990.                 Partner, joined Lord Abbett in
(1/22/1952)                                                                                        1979.

MICHAEL S. GOLDSTEIN             Vice President                   Elected in 1999.                 Partner and Fixed Income
(10/29/1968)                                                                                       Investment Manager, joined
                                                                                                   Lord Abbett in 1997.

HOWARD E. HANSEN                 Vice President                   Elected in 1999.                 Partner and Investment
(10/13/1961)                                                                                       Manager, joined Lord Abbett in
                                                                                                   1995.

   NAME AND                      CURRENT POSITION                  LENGTH OF SERVICE                PRINCIPAL OCCUPATION
(DATE OF BIRTH)                    WITH COMPANY                   OF CURRENT POSITION              DURING PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------------------------
ELLEN G. ITSKOVITZ               Vice President                   Elected in 2001.                 Partner and Senior Research
(10/30/1957)                                                                                       Analyst, joined Lord Abbett in
                                                                                                   1998, prior thereto Vice
                                                                                                   President of Credit
                                                                                                   Research/Corporate Finance at
                                                                                                   ING Baring Securities, Inc.

LAWRENCE H. KAPLAN               Vice President and Assistant     Elected in 1997.                 Partner and Deputy General
(1/16/1957)                      Secretary                                                         Counsel, joined Lord Abbett in
                                                                                                   1997.

MAREN LINDESTROM                 Vice President                   Elected in 2001.                 Partner and Fixed Income
(9/17/1962)                                                                                        Investment Manager, joined
                                                                                                   Lord Abbett in 2000, prior
                                                                                                   thereto Director Convertible
                                                                                                   Sales at Warburg Dillon Read
                                                                                                   from 1999 to 2000, prior
                                                                                                   thereto Vice
                                                                                                   President-Convertible Sales at
                                                                                                   Deutsche Bank Securities Inc.
                                                                                                   from 1998 to 1999.

A. EDWARD OBERHAUS, III          Vice President                   Elected in 1998.                 Partner and Manager of Equity
(12/21/1959)                                                                                       Trading, joined Lord Abbett in
                                                                                                   1983.

CHRISTINA T. SIMMONS             Vice President and Assistant     Elected in 2001.                 Assistant General Counsel,
(11/12/1957)                     Secretary                                                         joined Lord Abbett in 1999,
                                                                                                   formerly Assistant General
                                                                                                   Counsel of Prudential
                                                                                                   Investments from 1998 to 1999,
                                                                                                   prior thereto Counsel of
                                                                                                   Drinker, Biddle & Reath LLP, a
                                                                                                   law firm.

FRANCIE W. TAI                   Assistant Treasurer              Elected in 2000.                 Director of Fund
(6/11/1965)                                                                                        Administration, joined Lord
                                                                                                   Abbett in 2000, prior thereto
                                                                                                   Manager of Goldman Sachs.

Please call 1-888-522-2388 for a copy of the Statement of Additional Information
(SAI), which contains further information about the Company's Directors. It is available free upon request.

HOUSEHOLDING

The Company has adopted a policy that allows it to send only one copy of a Funds' prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same "household." This reduces the Funds' expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call Lord Abbett at 800-821-5129 or send a written request with your name, the name of your fund or funds, and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219100, Kansas City, MO 64121.

[LORD ABBETT LOGO]

 This report when not used for the general information of shareholders of the Fund is to be distributed only if preceded or accompanied by a current Fund Prospectus.

   Lord Abbett Mutual Fund shares are distributed by:
              LORD ABBETT DISTRIBUTOR LLC
  90 Hudson Street - Jersey City, New Jersey 07302-3973

Lord Abbett Series Fund, Inc.
        Bond-Debenture Portfolio
        Growth and Income Portfolio
        International Portfolio
        Mid-Cap Value Portfolio

                                                                     LASF-2-1202
                                                                          (2/03)